================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            APPLIED MAGNETICS CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                         APPLIED MAGNETICS CORPORATION
[Logo]                        75 Robin Hill Road
                           Goleta, California 93117


January _, 1998

DEAR STOCKHOLDERS:

You are cordially invited to attend the Annual Meeting of Stockholders of Applied Magnetics Corporation to be held at 4:00 p.m., local time, on Friday, February 6, 1998, at the Company's facility at 75 Robin Hill Road, Goleta, California, 93117. A copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy are enclosed. Stockholders of record on December 15, 1997, will be entitled to vote at the meeting. A formal notice setting forth the business to come before the meeting and a proxy statement is attached.

A copy of the Annual Report for the fiscal year ended September 27, 1997, is being delivered to each stockholder of the Company concurrently with the enclosed proxy material.

WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE IN ORDER THAT AS MANY SHARES AS POSSIBLE MAY BE REPRESENTED AT THE ANNUAL MEETING.

Sincerely,


Craig D. Crisman
Chairman and Chief Executive Officer

                         APPLIED MAGNETICS CORPORATION

                               75 ROBIN HILL ROAD
                            GOLETA, CALIFORNIA 93117

                           __________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           __________________________

To The Stockholders of
  Applied Magnetics Corporation:

     The Annual Meeting of Stockholders of Applied Magnetics Corporation (the "Company") will be held at the Company's facility at 75 Robin Hill Road, Goleta, California, 93117, on Friday, February 6, 1998 at 4:00 p.m, local time, for the following purposes:

     1. To elect five directors of the Company to serve for the ensuing year and until their successors have been elected and qualified;

     2. To consider and act upon a proposal to amend the Company's 1994 Employee Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 3,250,000 to 5,350,000;

     3. To consider and act upon a proposal to amend the Company's 1994 Non-Employee Directors' Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 150,000 to 300,000;

     4. To approve an amendment to the Company's Certificate of Incorporation, to increase the number of shares of Common Stock authorized for issuance from 40,000,000 to 80,000,000;

     5. To approve and ratify the financing transaction described in the accompanying Proxy Statement;

     6. To ratify the appointment of Arthur Andersen LLP, independent certified public accountants, as auditors for the Company for the fiscal year ending October 3, 1998; and

     7. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     Stockholders of record at the close of business on December 15, 1997, will be entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

                         Craig D. Crisman
                         Chairman and Chief Executive Officer

Goleta, California
January _, 1998
                             YOUR VOTE IS IMPORTANT

Please immediately date, sign, and return your proxy in the enclosed envelope. If you attend the meeting, you may withdraw your proxy and vote in person.

                         APPLIED MAGNETICS CORPORATION

                                PROXY STATEMENT

              INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

GENERAL

     The enclosed Proxy Statement is solicited on behalf of the Board of Directors of Applied Magnetics Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held February 6, 1998, at the Company's facility at 75 Robin Hill Road, Goleta, California, 93117, at 4:00 p.m., local time, and at any adjournments thereof. The Company's principal offices are located at 75 Robin Hill Road, Goleta, California, 93117, and its telephone number is 805/683-5353.

     These proxy solicitation materials are to be mailed on or about January _, 1998 to all stockholders entitled to vote at the meeting.

REVOCABILITY

     A stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date or by personal attendance and voting at the Annual Meeting. Subject to such revocation, all shares represented by each properly executed proxy received by the Company will be voted in accordance with the instructions indicated thereon, and if instructions are not indicated, will be voted (i) for the election of the nominees for director named in this Proxy Statement; (ii) in favor of the amendment to the 1994 Employee Stock Option Plan (the "1994 Plan") to increase shares reserved for issuance under the 1994 Plan, by 2,100,000; (iii) in favor of the amendment to the 1994 Non-Employee Directors' Stock Option Plan (the "1994 Directors' Plan") to increase shares reserved for issuance under the 1994 Directors' Plan, by 150,000; (iv) in favor of the increase in the number of shares of Common Stock authorized under the Certificate of Incorporation; (v) to approve and ratify the financing transaction described herein (the "Financing Transaction"); and (vi) in favor of the ratification of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending October 3, 1998.

     The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

RECORD DATE AND VOTING

     As of December 15, 1997 (the "Record Date"), the outstanding voting securities of the Company consisted of ___,___,___ shares of $.10 par value Common Stock. The presence in person or by proxy of holders of a majority of the issued and outstanding Common Stock will constitute a quorum for the transaction of such business as shall properly come before the meeting.

     Each share of Common Stock has one vote on all matters. Stockholders do not have the right to cumulate their votes in the election of directors.

     The cost of soliciting proxies will be borne by the Company. The Company is retaining Chase Mellon Shareholder Services to solicit proxies for a cost of approximately $5,000 plus out-of-pocket expenses. In addition, the Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or telegram.

     Generally, stockholder approval of a matter, other than the election of directors, requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter. Directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote on the election of directors. The affirmative vote of the majority of the shares present, in person or by proxy at the meeting and entitled to vote is required for approval of the amendment to the 1994 Plan, approval of the amendment to the 1994 Directors' Plan, approval and ratification of the Financing Transaction, and ratification of the selection of the Arthur Andersen LLP as Company independent auditors. Passage of the proposal to approve an amendment to the Company's Certificate of Incorporation to provide for an increase in the Company's authorized Common Stock requires the approval of a majority of the outstanding Common Stock.

     Shares voted to abstain on a matter will be treated as entitled to vote on the matter and will thus have the same effect as "no" votes. Broker non-votes are not counted as entitled to vote on a matter in determining the number of affirmative votes required for approval of the matter, but are counted as present for quorum purposes.

The term "broker non-votes" refers to shares held by a broker in street name which are present by proxy but are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. The election of directors and ratification of the selection of independent certified public accountants are generally considered to be routine matters on which brokers may vote without instructions from beneficial owners. The New York Stock Exchange determines whether brokers have discretionary authority to vote on a given proposal.

SECURITY OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table contains certain information regarding beneficial ownership of the Company's Common Stock as of December 15, 1997 by (i) each person which is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Chief Executive Officer and the Company's other most highly compensated executive officer (the two officers shall be referred to as the "Named Executive Officers"), and (iv) all directors and executive officers as a group:


                                                                         Percent
                                          Shares Beneficially              of
Name                                             Owned                    Class
----                                      -------------------             -----

NON-EMPLOYEE DIRECTORS:
Herbert M. Dwight, Jr                           28,998(1)                 *
Harold R. Frank                                869,161(2)                3.6
Jerry E. Goldress                               19,999(3)                 *
R.C. Mercure, Jr                                35,531(1)(2)              *

EXECUTIVE OFFICERS:
Craig D. Crisman                               344,643(4)                 *
Peter T. Altavilla                              10,708(5)                 *

All Directors and Named Executive Officers
     as a Group (6 persons)                  1,187,551(6)                5.5
---------------------

* less than 1%

(1) Includes, as to each of Messrs. Mercure and Dwight, options, exercisable within 60 days, to purchase 29,998 shares under the Company's 1994 Directors' Plan

(2) Includes 578,607 shares held by Mr. Frank as Trustee of the Catherine M. and Harold R. Frank Trusts. Does not include 53,700 shares held by Wilmington Trust Company, as sole Trustee under irrevocable trusts for three of Mr. Frank's grandchildren, as to all of which he disclaims any beneficial interest. Includes 1,558 shares held by Mr. Frank as custodian under the California Uniform Transfers to Minors Act, as to which shares he disclaims any beneficial interest. Includes options, exercisable within 60 days to purchase 18,332 shares under the Company's 1994 Directors' Plan.

(3) Includes options, exercisable within 60 days, to purchase 19,999 shares under the Company's 1994 Directors' Plan. See "Certain Relationships and Related Transactions".

(4) Includes currently exercisable options to purchase 119,643 shares to Mr. Crisman, pursuant to the arrangement between Grisanti, Galef & Goldress, Inc. ("GG&G") and the Company. See "Certain Relationships and Related Transactions". Includes options, exercisable within 60 days, to purchase 225,000 shares pursuant to options granted under employee stock option plans.

(5) Includes options to purchase 8,750 shares exercisable within 60 days pursuant to options granted under employee stock option plans.

(6)  Includes options to purchase 451,720 shares exercisable within 60 days.

                                 PROPOSAL NO. 1

                      NOMINATION AND ELECTION OF DIRECTORS


DIRECTORS AND NOMINEES FOR DIRECTOR

     Five directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to hold office until the next Annual Meeting and until their successors are elected and qualified. Unless otherwise instructed, the proxy holders intend to vote the proxies received by them for the election of the nominees named below, all of whom are now members of the Board. It is not anticipated that any of the nominees will decline or be unable to serve as a director. If, however, that should occur, the proxy holders will vote the proxies in their discretion for any nominee designated by the present Board of Directors to fill the vacancy. Each of the directors nominated was elected at the 1997 Annual Meeting.

     The following table sets forth certain information concerning each person nominated for election as director:


NAME                        AGE   DIRECTOR SINCE       POSITION OR OFFICE
----                        ---   --------------   ---------------------------
Craig D. Crisman            56    1994             Chairman of the Board and
                                                   Chief Executive Officer of
                                                   the Company

Harold R. Frank             73    1957             Chairman Emeritus of the
                                                   Company and Director

Herbert M. Dwight, Jr.      67    1989             Director

Jerry E. Goldress           67    1995             Director

R.C. Mercure, Jr.           66    1982             Director

     Mr. Crisman became an employee of the Company on August 1, 1995. Prior to that time, commencing in 1981, he was a member of GG&G. GG&G was engaged by the Company on August 1, 1994, to provide crisis management and turnaround services to the Company. The turnaround engagement was determined to have been successfully completed on July 27, 1995. Mr. Crisman was elected Chief Executive Officer and a director of the Company on August 1, 1994. He was elected Chairman of the Board on November 3, 1995.

     Mr. Frank, founder of the Company, was named Chairman Emeritus of the Company on November 3, 1995. He is also director of Circon Corporation, a producer of endoscopes and ultra miniature color video cameras for medical and industrial applications, Trust Company of the West, a financial institution, and Key Technology, Inc., a manufacturer of automated food processing systems.

     Mr. Dwight is, and for more than five years has been, President and Chairman of Optical Coating Laboratory, Inc., which is engaged in the design, development and production of precision optical thin film components. He is also a director of Applied Materials, Inc., a wafer fabrication equipment manufacturer.

     Mr. Goldress is, and for more than five years has been, Chief Executive Officer of GG&G. Mr. Goldress is also a director of K2, Inc., a manufacturer of snow skis and fishing tackle and of Artisoft, Inc., a computer software company. For additional information concerning the relationship between GG&G and the Company see "Certain Relationships and Related Transactions".

     Dr. Mercure is, and for a period of more than five years, has been, Professor and Director of the Engineering Management Program at the University of Colorado at Boulder. Dr. Mercure has been a director of the Company since 1982. He is also a director of Ball Corporation, a manufacturer of metal and plastic containers.

VOTE REQUIRED

     The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no legal effect under Delaware law. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in the election of directors, the Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions with respect to the election of directors in this manner.

SPECIAL COMMITTEES AND ATTENDANCE AT MEETINGS

     The Board of Directors has an Audit Committee whose members in fiscal 1997 were Messrs. Frank and Goldress and Dr. Mercure. The Board of Directors also has a Compensation Committee whose members in fiscal 1997 were Messrs. Dwight, Frank and Goldress.

     The Audit Committee makes recommendations regarding the selection of independent public accountants, reviews reports from its independent public accountants and reviews with them the scope and results of the audit engagement. During fiscal year 1997, there was one meeting of the Audit Committee.

     The Compensation Committee reviews and makes recommendations to the Board concerning the Company's executive compensation policy, authorizes and approves the grant of options and awards to executive officers and key employees under the Company's stock option and long-term incentive plans. See "Remuneration of Directors". During fiscal year 1997, the Compensation Committee met on four occasions.

     The Board of Directors does not have a nominating committee or any other committee which performs a similar function.

     During fiscal year 1997, the Board met nine times. Each director attended more than 75% of the Board meetings and meetings of any committees on which he served during the year.

                                 PROPOSAL NO. 2

                 APPROVAL OF AMENDMENT TO THE APPLIED MAGNETICS
                  CORPORATION 1994 EMPLOYEE STOCK OPTION PLAN

GENERAL

     Under the 1994 Employee Stock Option Plan (the "1994 Plan"), 1,000,000 shares of Common Stock were initially reserved for issuance upon the exercise of options which may be granted from time-to-time to officers and certain employees of the Company and its subsidiaries. At the 1996 annual meeting of stockholders, an amendment to increase the number of shares reserved for issuance, to 2,100,000, was approved. At the 1997 annual meeting, the stockholders approved an amendment to increase the number of shares reserved for issuance to 3,250,000. The proposed amendment to the 1994 Plan, approved by the Board of Directors, would increase the number of shares reserved for issuance under the 1994 Plan by 2,100,000 and is subject to approval by the stockholders of the Company. The 1994 Plan permits the award of both Non-Qualified and Incentive Stock Options.

     The purpose of the 1994 Plan is to attract and retain executives and certain other employees and to secure for the Company the benefits of the incentive inherent in equity ownership by employees who are responsible for the continuing growth and success of the Company. The Company believes that equity based compensation arrangements such as stock options enhance the Company's ability to attract and retain key technical, engineering and management personnel who can make significant contributions to its future success.

     The Company has considered prevailing compensation practices in the industry in which it competes for these people and, particularly, compensation and benefits being offered by companies engaged in recruitment efforts affecting both the Company's personnel and those employment candidates whom the Company itself may, from time-to-time, seek to recruit. On the basis of these considerations, the Company believes that stock options are important compensation elements, particularly during periods, such as those recently experienced, when the disk drive industry is undergoing substantial changes and, as a result, there is increased competition for attracting and retaining key technical management and scientific resources. Moreover, this form of compensation closely aligns employees' interests in the Company's success and growth with similar interests of the Company's stockholders.

          As of the date of this proxy statement, options have been granted under the 1994 Plan to purchase 1,670,014 shares of Common Stock, 612,701 options have been exercised and 967,285 shares are currently reserved for future grants.

     The Compensation Committee ("Committee") or the Board of Directors shall determine the number of options to be granted to any executive officer or employee of the Company, either individually or as a group. The exercise price of options, when granted, will be not less than the fair market value of the Company's Common Stock on the date of grant.

     The following description summarizes certain provisions of the 1994 Plan. This description is subject to, and is qualified in its entirety by, the full text of the 1994 Plan and the defined terms used therein.

TERM

     The 1994 Plan will continue in effect until terminated by the Company's Board of Directors. However, in accordance with the requirements of federal tax law, no Incentive Stock Options will be granted under the 1994 Plan more than ten years following its effective date.

ELIGIBILITY

     Key employees of the Company and its subsidiaries are eligible to receive option grants under the 1994 Plan. Options may be granted to those persons whose performance the Committee determines can have a significant effect on the success of the Company. The Committee has the discretion to designate which persons shall be granted options under the 1994 Plan, to determine whether options, will be granted as Nonqualified or Incentive Stock Options and to determine the terms of the options.

ADMINISTRATION AND OPERATION OF THE 1994 PLAN

     The 1994 Plan is administered entirely by the Committee which has the authority to interpret and determine all questions of policy pertaining to the 1994 Plan and to adopt such rules, regulations, agreements and instruments as it deems necessary for its proper administration and take any and all other actions it deems necessary or advisable for the proper administration of the 1994 Plan.

     The 1994 Plan authorizes the grant of options to officers, executives and other key employees of the Company and its subsidiaries. The Committee will determine which officers, executives and other key employees ("Optionees") are eligible to participate in the 1994 Plan. Selections for participation in the 1994 Plan and the amount of options to be granted will be determined on the basis of the Committee's belief as to the individual contribution to the growth of the Company that those employees have made in the past and can make in the future, based on their abilities and positions within the Company.

     In addition, the 1994 Plan includes provisions which permit the Committee to amend the plan from time-to-time in order to limit the options that may be granted to certain executive officers. This limitation provision, which may be expressed in either absolute terms or as a percentage of shares available, may be imposed, at the Committee's discretion, if necessary to avoid circumstances in which aggregate compensation paid by the Company to certain executives during certain periods may not be deductible to the Company under Section 162(m) of the Internal Revenue Code to the extent such aggregate compensation exceeds $1 million. See "Report of Compensation Committee--Chief Executive Officer's Compensation-- Policy With Respect to Internal Revenue Code Section 162(m)."

STOCK AVAILABLE FOR AWARD

     Provided the amendment to the 1994 Plan is approved by the stockholders, the aggregate number of shares of Common Stock reserved for future issuance upon exercise of options granted under the 1994 Plan shall not exceed 4,737,299 shares.

NONQUALIFIED AND INCENTIVE STOCK OPTIONS

     Stock options may be granted under the 1994 Plan as either Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or Non-qualified Stock Options (i.e., stock options which are not Incentive Stock Options).

     The exercise price of options is set by the Committee and stated in the option agreement. The exercise price may not be less than 100% of the fair market value of the Common Stock on the date of the grant.

     The exercise price may be paid in cash or by delivery of a cashier's or certified check or a check issued by a broker-dealer which is a member firm of the New York Stock Exchange, or at the discretion of the Committee, by delivery of shares of the Company's Common Stock already owned by the Optionee; or any combination of the foregoing. Options granted under the 1994 Plan will expire not later than ten years after the date of grant.

     Incentive Stock Options are subject to special statutory provisions. Incentive Stock Options granted to any employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company may not have an exercise price less than 110% of the fair market value on the grant date and may not be exercisable more than five years from the date of grant. Also, options continue to qualify as Incentive Stock Options only to the extent that the aggregate fair market value of stock (as of the date of grant) with respect to which such options are exercisable for the first time by the Optionee during any calendar year does not exceed $100,000.

EXERCISE OF STOCK OPTIONS

     An option will be exercisable at such times as are determined by the Committee at the date of grant.

     If the Optionee ceases to be employed by the Company for any reason other than death, Disability or Retirement (as such terms are defined in the 1994
Plan), the right to exercise the option shall expire 90 days following the date such employment is terminated. However, in the event of termination of employment as a result of the death or Disability of the Optionee while employed by the Company, all outstanding, unexercised options which were exercisable at the time of such termination or which become exercisable within one year thereafter may be exercised at any time during such one year period (subject to the expiration of the option) by the Optionee or by his or her estate or other person who acquired the right to exercise by bequest or inheritance. Options granted under the 1994 Plan will be nontransferable and, except in the case of death, the option may be exercised only by the Optionee. If the Optionee retires (within the meaning of Retirement, all outstanding, unexercised options shall continue to be exercisable by him or her in accordance with the terms of said options and subject to the expiration thereof, provided, however, that if and to the extent that Incentive Stock Options are exercised more than 90 days after the Retirement date, such options will be treated as Nonqualified Options. Provided the Board of Directors has not on or before a Change in Control (as such term is defined in the 1994 Plan), determined that all or a portion of the outstanding options shall become fully and immediately exercisable, if, within one year following such Change in Control, the Optionee's employment is terminated (i) involuntarily for any reason or (ii) voluntarily after a material lessening of his or her duties or a material reduction in his or her base salary, all outstanding options held by such Optionee shall become immediately and fully exercisable.

ADJUSTMENT OF SHARES

     The 1994 Plan provides for adjustments to the number of shares subject to the 1994 Plan and the number of shares and the price per share of stock subject to outstanding options in the event of any stock dividend, recapitalization, split-up, combination or exchange of the Common Stock. In the event of liquidation or dissolution, or a corporate reorganization in which the Company is not the survivor, the options terminate, except that the Board may accelerate the ability to exercise the options. If options expire or terminate without having been exercised in full, the unpurchased shares shall again be available for issuance under the 1994 Plan.

FEDERAL INCOME TAX CONSEQUENCES

     An Optionee receiving a Non-qualified Stock Option does not recognize taxable income on the date of grant. However, he or she will recognize ordinary income at the time of exercise in the amount of the difference between the option exercise price and the fair market value of the Company's Common Stock on the date of exercise. The Optionee will have a basis in such shares equal to the market value on the date of exercise. If the Company withholds from the Optionee's compensation or otherwise receives from the Optionee the amount required to be withheld with respect to such exercise, the Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the Optionee. Upon subsequent disposition of the shares acquired upon exercise of a Non-qualified Stock Option, any future gain or loss to the employee will be either short-term or long-term capital gain or loss, depending on how long the shares are held.

     Incentive Stock Options which are granted under the 1994 Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code. The following is a summary of the principal federal income tax aspects of Incentive Stock Options.

     The holder of an Incentive Stock Option will not recognize income upon the grant or exercise of such option. However, the difference between the exercise price of an Incentive Stock Option and the fair market value of the shares purchased on the date of exercise is an item of tax preference for purposes of computing the Optionee's alternative minimum tax, if any, under the Code. Income will be recognized by the Optionee upon the sale or other disposition of the shares acquired under such option, in an amount measured by the excess of the then fair market value of the shares over the exercise price. Such amount will be treated as long-term capital gain if the Optionee has disposed of such shares after the later of two years after the grant of the option or one year after exercise of the option. If those holding period rules are not met, the Optionee may recognize income in the year of disposition at ordinary income rates in an amount equal to the lesser of the excess of the fair market value of the shares on the exercise date over the exercise price or the excess of the fair market value of the shares on the date of disposition over the exercise price. Any gain in excess of the amount taxed as ordinary income will be capital gain and will be long-term capital gain if the shares have been held for more than one year.

     The Company will not be allowed any compensation deduction with respect to an Incentive Stock Option if the holding period rules are satisfied by the Optionee. However, if the holding period rules for an Incentive Stock Option are not met, the Company will be allowed a deduction in the taxable year in which the Optionee disposes of the shares in the amount which the Optionee is required to include as ordinary income.

VOTE REQUIRED

     Affirmative votes constituting a majority of the votes eligible to be cast by the Common Stock present in person or represented by proxy at the Annual Meeting will be required to approve the amendment to the 1994 Plan.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1994 PLAN.

                                 PROPOSAL NO. 3

                            APPROVAL OF AMENDMENT TO
                       1994 NON-EMPLOYEE DIRECTORS' PLAN

GENERAL

     Under the 1994 Non-Employee Directors' Plan ("the 1994 Directors' Plan"), 150,000 shares of the Company's $.10 par value Common Stock were initially reserved for issuance upon exercise of options. The proposed amendment to the 1994 Directors' Plan, approved by the Board of Directors, would increase the number of shares reserved for issuance under the 1994 Directors' Plan by 150,000 and is subject to approval by the stockholders of the Company.

     The 1994 Directors' Plan permits automatic grants of stock options to members of the Board of Directors who are not employees of the Company or its subsidiaries ("Non-employee Directors"). Messrs. Dwight, Goldress and Frank and Dr. Mercure are Non-employee Directors. Under the 1994 Directors' Plan, each Non-employee Director is (i) granted an option to purchase 20,000 shares of Common Stock on the first business day of the month following the date on which such person first became a director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy (which may be created by the resignation, removal, retirement or death of an incumbent director or an amendment to the Company's Bylaws increasing the number of authorized directors), and (ii) is granted an option to purchase 5,000 shares of Common Stock on March 1 of each year, following the date of such election or appointment so long as such person continues to serve as director. See "Executive Officer Compensation--Renumeration of Directors."

     The Company believes that the successful establishment and implementation of corporate strategies and objectives is enhanced by the contributions, guidance and experience of persons who serve on the Board as outside directors. The ability to attract and retain such persons is therefore in the best interests of the Company and its stockholders.

     The purpose of the 1994 Directors' Plan is to provide a means whereby Non-employee Directors will acquire an equity interest in the Company and to secure for the Company and its stockholders the benefits inherent in such equity ownership by persons whose advice and counsel are important to the continued growth and success of the Company.

     As of the date of this proxy statement, options have been granted under the 1994 Directors' Plan to purchase 140,000 shares of Common Stock, no options have been exercised and 10,000 shares are currently reserved for future grants.

     The following summary of the 1994 Directors' Plan is qualified in its entirety by the full text of the 1994 Directors' Plan.

ADMINISTRATION AND GRANT OF OPTIONS

     The 1994 Directors' Plan is designed to work without administration. However, to the extent administration is necessary, it will be provided by a committee (the "Committee") consisting of two or more members of the Board of Directors of the Company who are employee Directors. Currently, the Board consists of only one employee director.

     Non-employee Directors of the Company are eligible to participate in the 1994 Directors' Plan. Should Messrs. Dwight, Frank and Goldress and Dr. Mercure, who have previously participated in the 1994 Directors' Plan, be elected as directors by the stockholders at the Annual Meeting, they will be eligible to continue to participate in the 1994 Directors' Plan.

     The exercise price of each option granted under the 1994 Director's Plan is set at fair market value of the Common Stock on the date of grant. If the Common Stock is listed on a stock exchange, fair market value shall be the closing price of the Common Stock on such exchange on the date of grant, provided however, that if the date of grant falls on a day when such exchange is not open for trading, the fair market value will be set at the closing price of the Common Stock on such exchange on the first trading day immediately following the date of grant.

EXERCISE AND ADJUSTMENT

     Options granted under the amended 1994 Directors' Plan will be 100% exercisable upon the first anniversary of the date of grant. The exercise price may be paid in cash or by delivery of a cashier's or certified check issued by a broker-dealer which is a member of the New York Stock Exchange.

     If the optionee ceases to serve as a director of the Company for any reason other than death or Disability (as defined in the 1994 Directors' Plan), the right to exercise the option expires 90 days following the date the optionee
ceases to serve as a director of the Company.   However, in the event of death,
any outstanding option may be exercised (subject to the expiration date of the option) during the one year period after the date of death, but only to the extent it was exercisable on the date of such death. In the event of termination of service as a Director as a result of Disability, any outstanding option may be exercised (subject to the expiration date of the option) during the period of one year after such termination but only to the extent it was exercisable on the date of such termination or becomes exercisable, by its terms, during the one year period following such termination. Options granted under the 1994 Directors' Plan are non-transferable and, in the case of death, the option may be exercised by the optionee's estate or any person who acquired the right to exercise the option by bequest or inheritance or by any reason of the death of the optionee.

     The 1994 Directors' Plan provides for adjustments to the number of shares subject to the 1994 Directors' Plan and the number of shares and price per share of stock subject to outstanding options in the event of any stock dividend, recapitalization, split-up, combination or exchange of the Common Stock. In the event of liquidation or dissolution, or a corporate reorganization in which the Company is not the survivor, the options terminate without having been exercised in full, the purchased shares shall again be available for issuance under the 1994 Directors' Plan. No additional options will be granted under the 1994 Directors' Plan after ten years following the effective date thereof.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the 1994 Directors' Plan are nonqualified stock options for federal income tax purposes. Because the options are not actively traded on an established market, no tax will be imposed on an optionee, and no deduction will be available to the Company, upon the grant of an option. An optionee will recognize ordinary income upon the exercise of an option. The amount of income taxable to an optionee is the excess of the fair market value of the Common Stock at the time the income is recognized over the exercise price of the option. The Company is entitled to a deduction in the same amount.

     The initial tax basis of the Common Stock received by an optionee will be the fair market value of the Common Stock taken into account in determining the amount of ordinary income to the optionee.

     Upon the disposition of Common Stock acquired under the Plan, any difference between the amount realized on the disposition and the optionee's tax basis in the Common Stock generally will be treated as long-term or short-term capital gain or loss depending on the optionee's holding period for the Common Stock.

VOTE REQUIRED

     Affirmative votes constituting a majority of the votes eligible to be cast by the Common Stock present in person or represented by proxy at the Annual Meeting will be required to approve the amendment to the 1994 Directors' Plan.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1994 DIRECTORS' PLAN.

                                 PROPOSAL NO. 4
              APPROVAL TO INCREASE NUMBER OF AUTHORIZED SHARES OF
                   COMMON STOCK FROM 40,000,000 TO 80,000,000

     The Board of Directors has unanimously adopted a resolution, subject to stockholder approval, amending the Company's Certificate of Incorporation to increase the number of shares of authorized Common Stock from 40,000,000 to 80,000,000. The Board submits that resolution, which follows, to the stockholders:

          "Resolved, that the first paragraph of Article FOURTH of the Certificate of Incorporation be amended to read as follows:

          The total number of shares of stock which the corporation shall have authority to issue is eighty-five million (85,000,000), consisting of eighty million (80,000,000) shares of Common Stock of the par value of ten cents ($.10) per share and five million (5,000,000) shares of Preferred Stock of the par value of ten cents ($.10) per share."

     If the proposed amendment is adopted by the stockholders, the Company plans to file a Certificate of Amendment to the Certificate of Incorporation to be effective as soon as practicable following the Annual Meeting of Stockholders.

     On December 15, 1997, of the 40,000,000 authorized shares of Common Stock, a total of ____________ shares was outstanding; 6,182,796 shares were reserved for issuance on conversion of the Company's 7% Convertible Subordinated Debentures Due 2006; 967,285 shares were reserved for issuance under the 1994 Plan; 10,000 shares were reserved under the 1994 Directors Plan; and no shares were reserved for issuance under the amended and restated 1989 Long Term Incentive Plan (the "1989 Plan").

     While the Company has no present plans, agreements, or commitments for the issuance of additional shares of Common Stock, the Board believes that the availability of additional shares will afford the Company greater flexibility in considering possible future actions, such as stock splits or stock dividends. The additional shares will also be available for future acquisitions of property and of securities of other companies and for other corporate purposes. The additional shares will be available for issuance from time to time without future action by the stockholders and without first offering such shares to the stockholders. Stockholders do not have preemptive rights with respect to the Common Stock. The issuance of Common Stock, or securities convertible into Common Stock on other than a pro-rata basis, would result in the dilution of a present stockholder's interest in the Company.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required for the adoption of the proposed amendment.

          THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

                                 PROPOSAL NO. 5
             APPROVAL AND RATIFICATION OF THE FINANCING TRANSACTION

BACKGROUND

     On March 22, 1966, the Company completed the sale of $115,000,000 of 7% Convertible (the "Convertible Debentures"). The Convertible Debentures are convertible into an aggregate of 6,182,796 shares of Common Stock.

     Of the approximate $111.2 million of net proceeds to the Company from the sale of the Convertible Debentures, approximately $10 million was used to repay certain bank indebtedness, and the balance has been added to the Company's working capital for general corporate purposes, including capital expenditures.

     The Convertible Debentures were sold through NatWest Securities Limited, Salomon Brothers and Montgomery Securities (collectively, the 'Initial Purchasers') within the United States to 'qualified institutional buyers' (as defined in Rule 144A under the Securities Act of 1933, as amended (the 'Securities Act')) and to a limited number of institutional 'accredited investors' (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities
Act), and outside the United States pursuant to Regulation S under the Securities Act, and may not be reoffered or resold in the United States absent registration or an applicable exemption from the registration requirements.
A shelf registration statement filed by the Company under the Securities Act for resale of the Restricted Debentures (as defined) and the shares of Common Stock issuable upon conversion by the holders thereof become effective on September 20, 1996.

SUMMARY OF TERMS OF CONVERTIBLE DEBENTURES

     The following is a cursory summary of the terms of the Convertible Debentures. A more expansive description of such terms is set forth in 'Description of the Debentures' attached as Annex A to this proxy statement.

     On March 22, 1996, the Company completed its offering of 7% Convertible Subordinated Debentures due March 15, 2006 in the aggregate principal amount of $115,000,000 (the "Debentures"). The Debentures are, subject to certain limitations, convertible into shares of Common Stock, $.10 par value (the "Common Stock") of the Company prior to redemption or maturity, at a conversion price of $18.60 per share, subject to adjustment under certain conditions. Interest on the Debentures is payable semi-annually in arrears on March 15 and September 15, commencing on September 15, 1996.

     The Debentures are general unsecured obligations of the Company, and are subordinated in right of payment to all existing and future senior indebtedness of the Company and are effectively subordinated to all existing and future liability of the Company's subsidiaries. As of September 27, 1997, the Company's senior indebtedness and the indebtedness of its subsidiaries, aggregated approximately $51.9 million. Neither the Indenture nor the Debentures will limit the amount of senior indebtedness or other indebtedness the Company or its subsidiaries may incur.

     The Debentures will mature on March 15, 2006 and are redeemable, in whole or in part, at the option of the Company on or after April 1, 1999 and otherwise in the event of certain changes involving taxation, at the redemption prices set forth below, plus accrued and unpaid interest to the date of redemption:

     After April 1,                                Redemption Price
     --------------                                ----------------

          1999                                          103%
          2000                                          102%
          2001                                          101%
          2002 and thereafter                           100%

     In the event of a Change of Control, each holder of Debentures will have the right to cause the Company to repurchase the Debentures in whole, but not in part, at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the repurchase date. In the event of a Change of Control (as defined), which occurs prior to April 1, 1999, the Company shall have the option to redeem the Debentures in whole, but not in part, at the redemption price set forth below, in each case, together with accrued and unpaid interest to the date fixed for redemption:

     Redemption Date                          Redemption Price
     ---------------                          ----------------

     Closing date to October 1, 1996               124.00%
     October 2, 1996 to April 1, 1997              120.50%
     April 2, 1997 to October 1, 1997              117.00%
     October 2, 1997 to April 1, 1998              113.50%
     April 2, 1998 to October 1, 1998              110.00%
     October 2, 1998 to April 1, 1999              106.50%

     Except to the extent necessary to avoid certain reporting requirements with regard to Foreign Holders (as defined), the Company is not required to make any mandatory redemption or annual sinking fund payments.

     The net proceeds of the offering, $111.2 million, have been used to retire a $10 million line of credit and for working capital and other general corporate purposes, including capital expenditures.

     The Company may not consolidate with, merge into or transfer all or substantially all of its assets to another person unless (i) in the case of a merger or consolidation, either the Company is the surviving entity or the surviving entity is a corporation organized under the laws of the United States, any state thereof, or the District of Columbia and expressly assumes all the obligations of the Company under the Debentures and the Indenture, and (ii) no default or event of default shall have occurred and be continuing or shall occur after giving pro forma effect to such transaction.
             --- -----

     In accordance with the terms of a registration rights agreement executed in connection with the offering of the Debentures, the Company filed a shelf registration statement covering the restricted Debentures and the shares of Common Stock issuable upon conversion of the restricted Debentures with the Securities and Exchange Commission. The Registration Statement on Form S-3 (No. 333-09225) became effective on September 20, 1996.

     The Debentures are listed on the Luxembourg Stock Exchange and the Rule 144A Debentures are designated for trading on the Private Offerings, Resales and Trading through Automatic Linkages ("PORTAL") System of the National Association of Securities Dealers, Inc.

PURPOSE OF SOLICITATION

     The Company has undertaken to the New York Stock Exchange, Inc. (the "NYSE") to solicit proxies from all stockholders of the Company to approve and ratify the Financing Transaction in order to comply with a NYSE rule which requires that stockholders of a NYSE listed corporation approve all transactions, other than public offerings for cash, which result (or could result) in the issuance of in excess of 20% of the shares of its common stock outstanding. An additional 6,182,796 shares of Common Stock (approximately
26.9% of the Common Stock outstanding on the date the Financing Transaction was consummated) are issuable upon conversion of the Convertible Debentures, thereby requiring approval of the Financing Transaction by the Company's stockholders under the NYSE rule.

     In the event the financing transaction is not approved and ratified, the Convertible Debentures will remain outstanding, but the Common Stock will be subject to delisting by the NYSE. In such event, the Company would consider available alternatives, including seeking to list the Common Stock on The Nasdaq National Market. There can be no assurance that such event would not materially adversely affect the market for or liquidity of the Common Stock.

VOTE REQUIRED

     Approval and ratification of the financing transaction requires the affirmative vote of a majority of the votes cast, provided that the total votes cast on such proposal represents more than 50% of the shares of Common Stock entitled to vote thereon at the annual meeting. Unless marked to the contrary, proxies received will be voted for approval and ratification of the Financing Transaction.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND RATIFICATION OF THE FINANCING TRANSACTION.

                                 PROPOSAL NO. 6

                             SELECTION OF AUDITORS

     The Board of Directors of the Company has appointed Arthur Andersen LLP, independent certified public accountants as auditors of the Company for the year ending October 3, 1998, and has further directed that management submit the selection of auditors for ratification by the stockholders at the Annual Meeting. Arthur Andersen LLP has audited the Company's financial statements for the past thirty-one years. This firm will have representatives at the Annual Meeting who will have an opportunity to make a statement and will be available to respond to appropriate questions.

VOTE REQUIRED

     Affirmative votes constituting a majority of the votes eligible to be cast by the Common Stock present in person or represented by proxy at the Annual Meeting will be required to approve the ratification of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending October 3, 1998.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 3, 1998.


                               OTHER INFORMATION

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") certain reports on prescribed forms regarding ownership of and transactions in the Company's securities. Such officers, directors and ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it and written representations from reporting persons, the Company has determined that in July, 1997 Mr. Frank made a sale of 25,000 shares that was reported on a 1997 Form 5. In

August 1997, Mr. Altavilla received a restricted stock grant of 1,800 shares of the Company's Common Stock under the 1989 Plan that was reported on a 1997 Form
5. To the Company's knowledge, all other Section 16 reporting requirements applicable to its directors and other executive officers were complied with for fiscal year 1997.


                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer and the one other most highly compensated executive officer whose salary plus bonus exceeded $100,000, information concerning compensation paid for services to the Company in all capacities during the fiscal year ended September 27, 1997, as well as the total compensation paid to each such individual in each of the Company's previous two fiscal years (if such person was the Chief Executive Officer or an executive officer, as the case may be, during any part of such fiscal year).



                                                                                                    LONG TERM COMPENSATION
                                                                                            ---------------------------------------
                                                 ANNUAL  COMPENSATION                            AWARDS              PAYOUTS
                                       ------------------------------------------       --------------------------   -------
                                                                                         Restricted
                                                                     Other                 Stock       Securities       LTIP
Name and Principal                        Salary          Bonus      Annual               Awards       Underlying      Payouts
Position                        Year       ($)             ($)       Comp.($)(2)          ($)(3)       Option(#)(4)    ($)(3)
-----------------------------   ----      ------          ----       ----------           ------       -----------     -------
Craig C. Crisman                1997      422,500        431,809              0                0          200,000            0
Chief Executive Officer         1996      375,000        189,287              0                0          100,000            0
                                1995(1)    62,500              0              0                0          419,643            0

Peter T. Altavilla              1997      129,616         66,959              0           56,925           15,000            0
Controller and Secretary        1996      115,866         40,431              0                0           10,000            0
                                1995       93,691         31,357              0            9,500            5,000            0


                               All Other
                             Compensation
                             ------------

Craig C. Crisman                        0
Chief Executive Officer                 0
                                        0

Peter T. Altavilla                      0
Controller and Secretary                0
                                        0

(1) Mr. Crisman was a partner in a consulting firm engaged by the Company through July 27, 1995. He received no compensation directly from the Company during this relationship. See "Certain Relationships and Related
     Transactions".   He became an employee of the Company on August 1, 1995.

(2) The value of perquisites, if any, fell below $50,000 or 10% of reported base salary and bonus for each executive.

(3) The restricted stock awards to Mr. Altavilla were issued under the 1989 Plan and are subject to restrictions under the 1989 Plan that, among other things, prohibit the sale or transfer of the Common Stock. Accordingly, awards under the 1989 Plan are considered Restricted Stock. These restrictions are automatically removed ten years following the date of the award provided the participant is still employed by the Company. Restrictions may be removed earlier, if certain predetermined performance objectives are achieved. The shares awarded in 1995 and 1997 were issued with restrictions to be lifted if Mr. Altavilla met certain performance objectives. An aggregate of 4,000 shares of Common Stock was awarded in 1995, valued at $9,500. The restrictions on 4,000 shares were lifted on January 2, 1996 and the aggregate value of these shares based on the closing price on the New York Stock Exchange of $17.875 on such date was, $71,500. An aggregate of 1,800 shares of Common Stock was awarded in 1997, valued at $56,925 and is subject to restrictions under the terms of the 1989 Plan.

(4) Includes all stock options granted during the year. No Stock Appreciation Right's (SARs) were granted and no stock options were granted in tandem with any SARs.

     On August 1, 1995, The Company entered into an employment agreement ("The Employment Agreement"), with Mr. Crisman employing him as Chief Executive Officer and Chairman of the Board of the Company for a term ending on July 31, 2000. Under the terms of the Employment Agreement, as amended, Mr. Crisman receives a current base salary of $450,000 per year. Upon execution of the Employment Agreement Mr. Crisman received a grant of nonqualified options to purchase 300,000 shares of the Company's Common Stock at the then fair market price of the Company's Common Stock.


STOCK OPTION GRANTS AND EXERCISES

     The following tables set forth the stock options granted to the named executive officers under the Company's stock option plans, and the options exercised by such named executive officers, during the fiscal year ended September 27, 1997.

     The Option/SAR Grant Table sets forth hypothetical gains for the options at the end of their respective ten-year terms, as calculated in accordance with the rules of the SEC. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price of 5% and 10%, less the exercise price, from the date the option was granted to the end of the option term. Actual gains, if any, on option exercise are dependent on the future appreciation in value of the Company's Common Stock which appreciation, if any, would benefit the Company's stockholders as well as persons to whom options have been granted.

                         OPTIONS GRANTS IN FISCAL 1997

                               Individual Grants
             -------------------------------------------------------

                                                                                                         Potential Realizable
                                                                                                                Value
                                                                                                         at Assumed Annual
                                                                                                              Rates
                                                  Options                                                  of Stock Price
                        Number of                Granted to                                                  Appreciation
                        Securities               Employees         Exercise Price                        for Option Term($)(3)
                        Underlying               In Fiscal         Per Share                              ---------------------
Name                    Options Granted(#)        1997(1)          ($/Sh)(2)          Expiration Date      5%               10%
----                    ------------------        -------         --------------      ---------------     ---               ---
Craig Crisman                 100,000              10.0%            31.63                May 9, 2007       1,988,879     5,040,211

Craig Crisman                 100,000              10.0%            35.56                August 8, 2007    2,236,507     5,667,747

Peter T. Altavilla             15,000               1.5%            31.63                May 9, 2007         322,765       794,938

(1)  The Company did not grant SARs in fiscal 1997.

(2) Options were granted in fiscal 1997 at fair market value and are exercisable in cumulative annual installments of 25% of the shares granted beginning one year after date of grant, and in all cases expire ten years from the grant date.

(3) Potential realizable value is based on an assumption that the price, of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term.
     Potential realizable value is shown net of exercise price. These numbers are calculated based on the regulations promulgated by the SEC and do not reflect the Company's estimate of future stock price growth.

                       TEN-YEAR OPTION/SAR REPRICINGS

                                                                                                                  Length of
                                                             Market Price                                          Original
                                                              of Stock at     Exercise Price                     Option Term
                                         Number of             Time of          At Time of                       Remaining at
                                        Options/SARs         Repricing or       Repricing or                       Date of
                                        Repriced or            Amendment         Amendment     New Exercise      Repricing or
   Name                  Date             Amended #               ($)               ($)          Price ($)         Amendment
   ----                  ----             ---------            ----------        ---------       --------          ---------
Craig Crisman         May 9, 1997          100,000              31.625             40.00          31.625          117 months(1)

Peter T. Altavilla    May 9, 1997           15,000              31.625             40.00          31.625          117 months(1)

------------------------

(1) Options granted to Messrs. Crisman and Altavilla on January 20, 1997 were cancelled and new options on the same terms, except for the change in exercise price from $40.00 to $31.625, as the cancelled options were granted on May 9, 1977.

      AGGREGATED OPTION EXERCISES FISCAL 1997 AND FISCAL 1997 OPTION VALUE

                                                             Number of Securities
                                                            Underlying Unexercised                  In-the-Money Options at
                                                          Options at September 27, 1997              September 27, 1997(1)
                                                          -----------------------------             -----------------------
                                   Shares
                                Acquired on       Value
Name                            Exercise(#)    Realized($)    Exercisable(#)     Unexercisable(#)   Exercisable($)   Unexecisable($)
----                            ------------   -----------   -----------------   ----------------   --------------   ---------------
Craig C. Crisman                     0             0               344,643             375,000         8,949,223         4,039,063

Peter T. Altavilla                   0             0                 8,750              22,500           227,734           163,594

(1) Calculated on the basis of the closing price of the Company's Common Stock on the New York Stock Exchange, $33.4375 per share, at September 26, 1997.

REMUNERATION OF DIRECTORS

     Messrs. Dwight, Frank, Goldress and Dr. Mercure were each paid an annual retainer of $15,000 and received $1,250 for each Board meeting attended during the fiscal year ended September 27, 1997, Directors who are not otherwise employed by the Company, but who serve as members of the Audit or Compensation Committees are entitled to be paid $1,250 for attendance at meetings of such Committees if they occur on days other than on a regularly scheduled Board meeting day. Directors are not compensated for meetings held by teleconferencing facilities. Travel and accommodation expenses incurred by directors in attending Board and Committee meetings are reimbursed.

     Under the Company's 1994 Non-Employee Directors Plan, (the "1994 Directors Plan") which was approved by the stockholders at the 1994 Annual Meeting, options to purchase 5,000 shares of Common Stock were granted to each of Messrs. Dwight, Frank, Goldress and Dr. Mercure on March 3, 1997, at an exercise price of $43.125 per share. Under the Directors Plan, so long as each person serves as a director, he will be granted an option to purchase 5,000 shares on March 1 of each subsequent year.

     The exercise price of each option granted under the 1994 Directors Plan is set at the fair market value of the Common Stock on the date of grant. If the Common Stock is listed on a stock exchange, fair market value will be the closing price of the Common Stock on such exchange on the date of grant; provided, however, that if the date of grant falls on a day when such exchange is not open for the trading, the fair market value will be set at the closing price of the Common Stock on such exchange on the first trading day immediately following the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On August 1, 1994, the Company entered into an agreement with GG&G (the "GG&G Agreement") pursuant to which GG&G was retained by the Company to provide crisis management and turnaround services. Mr. Crisman was the principal consultant assigned by GG&G to perform these services and was appointed to serve as Chief Executive Officer of the Company. Under the terms of the GG&G agreement, GG&G was paid a monthly fee of $70,000 plus expenses through May 1995. The monthly fee was reduced to $55,000 effective June 1995 for the services of Mr. Crisman and any other consultants assigned by GG&G to provide services to the Company. In July 1995, the Board concluded that the turnaround engagement of GG&G had been successfully completed, and the agreement with GG&G was then terminated. The Company paid a total of $140,000 and $680,000 in consulting fees to GG&G in fiscal 1994 and fiscal 1995, respectively.

     In December 1994, the Company also granted an option to GG&G Equity Partners, a partnership comprised in part of members of GG&G, to purchase 250,000 Shares of Common Stock at the then market price of $4.125 per share as a success fee (the "GG&G options"). At approximately the same time, the GG&G options were assigned to the individual partners of GG&G Equity Partners, including Messrs. Goldress, Crisman and Brian Stone. The options, are nonqualified options which are currently exercisable and the shares issuable upon exercise of these options have been registered under the Securities Act of 1933, as amended, on Form S-3.

     Following the termination of the GG&G Agreement on August 1, 1995, Mr. Crisman was hired by the Company as Chief Executive Officer. On November 3, 1995, he was elected Chairman of the Board. Pursuant to the GG&G agreement, a recruiting fee of $131,250 was paid to GG&G upon the employment of Mr. Crisman and final payments of $50,802 were paid during fiscal 1996.

     In March, 1996, Magnetic Data Technologies, Inc. ("MDT"), a subsidiary of the Company, (formerly "Delta Bravo, Inc.") engaged the services of Brian R. Stone, a GG&G consultant, and formerly Acting Chief Financial Officer of the Company, as Chief Executive Officer of MDT. In accordance with that engagement, MDT pays to GG&G a monthly fee of $35,000. The Board of Directors of the Company has also approved payment to GG&G of a success fee linked directly to cash proceeds to the Company resulting from the operations of MDT and its subsidiaries and from their sale to a third party. In the event MDT is not sold, the success fee will be based on the earnings of MDT and its subsidiaries. MDT paid a total of $245,000 and $420,000 in consulting fees to GG&G in fiscal 1996 and fiscal 1997, respectively.

          On November 3, 1995, Jerry E. Goldress, Chief Executive Officer and the majority shareholder of GG&G, was elected to the Board of Directors of the Company.

                             SEVERANCE AGREEMENTS

          The Company has entered into severance agreements with certain executive officers and key employees of the Company, including both of the named executive officers shown in the Summary Compensation Table.

     These agreements are intended to provide for continuity of management in the event of a change in control of the Company. The agreements provide that covered executive officers and key employees could be entitled to certain severance benefits following a change in control of the Company. If, following a change in control, the executive officer or key employee is terminated by the Company for any reason, other than for disability or for cause, or if such executive officer or key employee terminates his or her employment for good reason (as this term is defined in the agreements), then the executive officer or key employee is entitled to a severance payment that will be the executive's or key employee's base amount for a period of twelve months, as defined in the agreements. The severance payment generally is made in the form of a lump sum.

     "Base amount" means the sum of (a) the executive officer's or key employee's then monthly base salary; (b) the executive's or key employee's then monthly car allowance, if any, and (c) one-twelfth of an amount equal to any bonus the executive officer or key employee received or was entitled to receive for the fiscal year immediately preceding a change in control.

          If a change in control occurs, the agreements are effective for a period of three years thereafter. Under the severance agreements, a change in control would include any of the following events: (1) any "person", as defined in the Securities Exchange Act of 1934, as amended, acquires 20 percent or more of the Company's voting securities; (ii) a majority of the Company's directors are replaced during a two-year period; or (iii) shareholders approve certain mergers, or a liquidation, or sale of the Company's assets.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal year 1997, the Compensation Committee consisted of Messrs. Dwight, Frank and Goldress. Mr. Frank was an employee and officer of the Company until November 3, 1995, when he retired. Mr. Dwight and Mr. Goldress have never been officers or employees of the Company or any of its subsidiaries. Mr. Goldress, Chief Executive Officer of GG&G, was appointed to the Board of Directors on November 3, 1995. He was elected to the Board at the 1996 annual meeting of stockholders. See "Certain Relationships and Related Transactions."


                        REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors (the "Compensation Committee") is comprised of the three independent, non-employee directors named below. See the description of the Compensation Committee above.

COMPENSATION POLICIES

     Policies governing the compensation of the Company's executives are established and monitored by the Compensation Committee. All decisions relating to the compensation of the Company's executives during fiscal 1997 were made by the Compensation Committee.

     In administering its compensation program, the Compensation Committee follows the belief that compensation should reflect the value created for stockholders while supporting the Company's strategic goals. In doing so, the compensation programs reflect the following themes:

1. The Company's compensation programs should be effective in attracting, motivating and retaining key executives;

2. There should be a correlation among the compensation awarded to an executive, the performance of the Company as a whole, and the executive's individual performance;

3. The Company's compensation programs should provide the executives with a financial interest in the Company similar to the interests of the Company's stockholders; and

4. The Company's compensation program should strike an appropriate balance between short and long term performance objectives.

ELEMENTS OF COMPENSATION PROGRAMS

     At least annually, the Committee reviews the Company's executive officer compensation programs to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. The three basic components of the program, each of which is intended to serve the overall compensation philosophy, are as follows:

     Base Salary - Base salary levels are, in part, established though comparisons, with companies of similar size engaged in the same or similar business as that of the Company. Actual salaries are based on individual performance of the executive officer within the salary range reflecting job evaluation and market comparisons. Base salary levels for executive officers are reviewed annually and established within a range deemed by the Committee to be reasonable and competitive. The Committee recommended increases in base salary for the executive officers in fiscal 1997 of up to 17.4%.

     Annual Incentives - The Company's executive officers are eligible to participate in the annual incentive compensation program whose awards are based on the attainment of certain operating and individual goals. The objective of this program is to provide competitive levels of compensation in return for the attainment of certain financial objectives that the Committee believes are primary factors in the enhancement of shareholder value. In particular, the program seeks to focus the attention of executive officers towards earnings growth. Bonuses for executive officers of the Company under this program are intended to be consistent with targeted awards of companies of similar size and engaged in the same or similar business as that of the Company. Actual awards are subject to adjustment up or down, at the discretion of the Committee, based on the Company's overall performance. For fiscal 1997, the Compensation Committee awarded bonuses to executive officers based upon the performance measures discussed above. The bonuses are reflective of the Company's overall improvement in earnings and total stockholder return in fiscal 1997.

     Long-term Incentives - As an important element retaining and motivating the Company's senior management the Committee believes that those persons who have substantial responsibility for the management and growth of the Company should be provided with an opportunity to increase their ownership of Company stock. Therefore, executive officers and certain other key employees are eligible to receive stock options from time to time, giving them the right to purchase shares of Common Stock of the Company at a specified price in the future. The number of stock options granted to executive officers is based on various factors, including the respective scope of accountability, strategic and operational goals and anticipated performance and contributions of the individual executive. Each non-employee director receives annually, on a prescribed date, options to purchase 5,000 shares of Common Stock at an exercise price equal to the closing price of the Company's Common Stock on the date of grant as reported on the New York Stock Exchange. Non-employee directors constitute a committee of disinterested directors to administer the granting of all other options under the Company's stock option plans.

Regranting of Stock Options.   During fiscal year 1997, in response to a
substantial increase in competitive efforts to recruit employees critical to the continued success of the Company, the Compensation Committee, with the consent of the affected optionees, approved the cancellation of certain outstanding stock options and the regrant of options at the then current market price of the Company's Common Stock. Intense competition exists for skilled engineers and other key employees in the magnetic recording head industry and the use of stock options for retention and motivation of key employees is pervasive in high technology industries. The Compensation Committee believes that stock options are a critical component of the compensation offered by the Company to promote the long term retention of key employees, motivate high levels of performance and recognize employee contributions to the success of the Company.

     The market price of the Company's Common Stock declined substantially from January 20, 1997, the date the options in question were granted, to May 9, 1997, the date the Committee approved the cancellation and regrant of options. In light of the substantial decline in the market price, the Compensation Committee believed that the outstanding stock options at an exercise price substantially in excess of the actual market price were no longer an effective tool to encourage employee retention or to motive high levels of performance. All employees holding options granted on January 20, 1997, were eligible to participate in the option regrant. Eligible optionees were permitted to exchange options that were granted under certain of the Company's stock option plans that had been granted to the optionees on January 20, 1997, with an exercise price of $40.00 per share for options granted at a price of $31.625 per share on May 9, 1997. The options were regranted on the basis of one for one, at an exercise price equal to the closing price of the Company's Common Stock, as reflected on the New York Stock Exchange, on May 9, 1997. The new options provided for the same vesting schedule and term as the options granted on January 20, 1997, commencing on the date of grant. Regranted options for Messrs. Crisman and Altavilla provided for the purchase of 100,000 shares and 15,000 shares, respectively. Regranted options to all employees represented options to purchase a total of 738,503 shares.


CHIEF EXECUTIVE OFFICER'S COMPENSATION

     Mr. Crisman's compensation is determined pursuant to the principles noted above. The Committee, in considering his compensation for fiscal 1997, reviewed his existing compensation arrangements, comparable compensation for chief executive officers of other companies and the performance of both Mr. Crisman and the Company. The Committee made the following determinations regarding Mr. Crisman's compensation:

Based upon Mr. Crisman's and the Company's fiscal 1997 performance, the Company increased Mr. Crisman's base salary by 9.8%.

Based upon Mr. Crisman's and the Company's fiscal 1997 performance, the Committee awarded Mr. Crisman profit sharing distributions totaling of $431,809.

  In order to provide a long-term incentive to Mr. Crisman, the Committee awarded him nonqualified stock options to purchase 200,000 shares of the Company's Common Stock at fair market value on the date of grant.

Policy With Respect To Internal Revenue Code Section 162(m). In 1993, the Internal Revenue Code of 1986 (the "Code") was amended to add Section 162(m).
Section 162(m), and regulations thereunder adopted in 1995, place a limit of $1,000,000 on the amount of compensation. that may be deducted by the Company in any year with respect to certain of the Company's most highly compensated officers. Section 162(m) does not, however, disallow a deduction for qualified "performance-based compensation" the material terms of which are disclosed to and approved by stockholders. At the present time, the Company's highest paid executive officer receives compensation below the $1,000,000 pay limit. The Company believes that the compensation payable to the highest paid executive officer will most likely not be affected by the regulation in fiscal year 1998. While the Committee will consider deductibility under Section 162(m) with respect to future compensation arrangements with executive officers, deductibility will not be the sole factor used in ascertaining appropriate levels or modes of compensation. Since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that the Company may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m).

                                      Members of the Compensation Committee:

                                      Herbert M. Dwight, Jr.
                                      Harold R. Frank
                                      Jerry E. Goldress

                               PERFORMANCE GRAPH

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
             AMONG APPLIED MAGNETICS CORPORATION, THE S&P 500 INDEX
               AND THE HAMBRECHT & QUIST COMPUTER HARDWARE INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

Measurement Period              APPLIED           S&P       HAMBRECHT & QUIST
(Fiscal Year Covered)        MAGNETICS CORP.   500 INDEX    COMPUTER HARDWARE
 -------------------         --------------    ---------    -----------------
Measurement Pt- 9/92              $100           $100         $100
FYE  9/93                         $143           $113         $ 79
FYE  9/94                         $ 69           $117         $104
FYE  9/95                         $245           $152         $166
FYE  9/96                         $284           $183         $201
FYE  9/97                         $496           $257         $388


* $100 INVESTED ON 9/30/92 IN STOCK OR INDEX
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING SEPTEMBER 27.

                  STOCKHOLDERS PROPOSALS - 1999 ANNUAL MEETING

   Stockholders are entitled to present proposals for action at a forthcoming stockholders' meeting if they comply with the requirements of the proxy rules. Any proposals intended to be presented at the 1999 Annual Meeting of Stockholders of the Company must be received at the Company's offices on or before September 2, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy related to such meeting,

                                 OTHER MATTERS

   The Company knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly presented for action, the persons named in the accompanying proxy intend to vote on such matters in their discretion.


                                        Craig D. Crisman
                                        Chairman and Chief Executive Officer


January  , 1998
       -

                                    ANNEX A
                                    -------


                         DESCRIPTION OF THE DEBENTURES

     The Debentures were issued pursuant to an Indenture (the "Indenture") dated as of March 22, 1996, by and between the Company and The Chase Manhattan Bank, N.A., as trustee (the "Trustee"). The following summary of the Debentures, the Indenture and the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to all of the provisions of the Indenture, the Debentures and the Registration Rights Agreement, therein contained. Certain capitalized terms used in the "Description of the Debentures" are defined below under "Certain Definitions". Copies of the Indenture and the Registration Rights Agreement can be obtained from the Managers or the Company upon request. Capitalized terms used herein without definition have the meaning ascribed to them in the Indenture and the Registration Rights Agreement, as appropriate. References under this heading to the "Company" are to Applied Magnetics Corporation, and do not include its subsidiaries unless expressly stated. Wherever particular provisions of the Indenture or the Registration Rights Agreement are referred to in this summary, such provisions are incorporated by reference as a part of the statements made and such statements are qualified in their entirety by such reference.

GENERAL

     The Debentures are unsecured general obligations of the Company, limited in aggregate principal amount to $115,000,000. The Debentures are subordinated in right of payment to all existing and future Senior Indebtedness of the Company, as described under "Subordination" below. At September 27, 1997, Senior Indebtedness of the Company and indebtedness of its subsidiaries aggregated $51.9 million. Neither the Indenture nor the Debentures limit the amount of Senior Indebtedness or other indebtedness that the Company or its subsidiaries may incur.

     The Debentures will mature on March 15, 2006. The Debentures bear interest at the rate per annum of 7% from the Closing Date or from the most recent Interest Payment Date to which interest has been paid or provided for, payable semiannually in arrears on March 15 and September 15 of each year, commencing on September 15, 1996. Interest is calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest paid on September 15, 1996, was $33.639 per $1,000 principal amount of the Debentures, and on each March 15 and September 15 thereafter will amount to $35.000 per $1,000 principal amount of the Debentures.

SUBORDINATION

     The Debentures are obligations exclusively of the Company and not of its subsidiaries. The Company's subsidiaries are separate and distinct legal entities and have no obligation, contingent or otherwise, to pay any amounts due pursuant to the Debentures or to make funds available therefor, whether by dividends, loans or other payments. In addition, the payment of dividends and the making of loans and advances to the Company by its subsidiaries may be subject to statutory or contractual restrictions, are contingent upon the earnings of those subsidiaries and are subject to various business considerations. Neither the Indenture nor the Debentures restrict the Company's subsidiaries' ability to agree to such restrictions in the future.

     The Debentures are subordinated in right of payment to all existing and future Senior Indebtedness of the Company and rank pari passu with other unsecured subordinated indebtedness of the Company.

The rights of holders of Debentures are structurally subordinated to all existing and future liabilities (including trade payables and commitments under leases) of the Company's subsidiaries. Neither the Indenture nor the Debentures restrict the incurrence of Senior Indebtedness or other indebtedness by the Company or its subsidiaries. Any right of the Company to receive assets of any of its subsidiaries upon liquidation or reorganization of the subsidiary (and the consequent right of the holders of the Debentures to participate in those assets) will be effectively subordinated to the claims of that subsidiary's creditors, except to the extent that the Company is itself recognized as a creditor of such subsidiary, in which case the claims of the Company would still be subject to any security interests in the assets of such subsidiary and subordinated to any indebtedness of such subsidiary senior to that held by the Company.

     The Indenture provides that no payment may be made by the Company on account of the principal of, premium, if any, interest on, or Additional Amounts (as defined herein) with respect to, the Debentures, or to acquire any of the Debentures (including repurchases of Debentures at the option of the holder thereof) for cash or property (other than Junior Securities), or on account of the redemption provisions of the Debentures, (i) upon the maturity of any Senior Indebtedness of the Company by lapse of time, acceleration (unless waived) or otherwise, unless and until all principal of, premium, if any, and interest on such Senior Indebtedness and all other Obligations in respect thereof are first paid in full (or such payment is duly provided for), or (ii) in the event of default of any principal of, premium, if any, interest on, or any other Obligation in respect of, any Senior Indebtedness of the Company when it becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise (a "Payment Default"), unless and until such Payment Default has been cured or waived or otherwise has ceased to exist.

     Upon (i) the happening of an event of default (other than a Payment Default) that permits the holders of Designated Senior Indebtedness or their representative immediately to , accelerate its maturity and (ii) written notice of such event of default given to the Company and the Trustee, by the requisite holders of such Designated Senior Indebtedness or their representative (a "Payment Notice"), then, unless and until such event of default has been cured or waived or otherwise has ceased to exist, no payment (by setoff or otherwise) may be made by or on behalf of the Company on account of the principal of, premium, if any, interest on, or Additional Amounts with respect to, the Debentures, or to acquire or repurchase any of the Debentures for cash or property, or on account of the redemption provisions of the Debentures, in any such case other than payments made with Junior Securities of the Company. Notwithstanding the foregoing, unless (i) the Designated Senior indebtedness in respect of which such event of default exists has been declared due and payable in its entirety within 179 days after the Payment Notice is delivered as set forth above (the "Payment Blockage Period"), and (ii) such declaration has not been rescinded or waived, at the end of the Payment Blockage Period the Company shall be required to pay all sums not paid to the holders of the Debentures during the Payment Blockage Period due to the foregoing prohibitions and to resume all other payments as and when due on the Debentures. Any number of Payment Notices may be given; provided, however, that (i) not more than one Payment Notice shall be given within any period of 360 consecutive days, and
(ii) no default that existed upon the commencement of a Payment Blockage Period (whether or not such event of default is on the same issue of Designated Senior Indebtedness) shall be made the basis for the commencement of any other Payment Blockage Period.

     In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company (other than Junior Securities) shall be received by the Trustee or the holders of Debentures or any paying agent at a time when such payment or distribution is prohibited by the foregoing provisions, such payment or distribution shall be held in trust for the benefit of the holders of Senior Indebtedness of the Company, and shall be paid or delivered by the Trustee or such holders of Debentures or such paying agent, as the case may be, to the holders of the Senior Indebtedness of the Company remaining unpaid or unprovided for or, to their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness of the Company may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness of the Company held or represented by each, for application to the payment of all Senior Indebtedness of the Company remaining unpaid, to the extent necessary to pay or to provide for the payment of all Such Senior Indebtedness in full after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

     Upon any distribution of assets of the Company upon any dissolution, winding up, total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or a similar proceeding or upon assignment for the benefit of creditors or any marshaling of assets or liabilities, (i) the holders of all Senior Indebtedness of the Company will first be entitled to receive payment in full (or have such payment duly provided for) before the holders of Debentures are entitled to receive any payment on account of the principal of any interest on, or Additional Amounts with respect to, the Debentures (other than Junior Securities) and (ii) any, payment or distribution of assets of the Company of any kind or character whether in cash, property or securities (other than Junior Securities) to which the holders of Debentures on their behalf would be entitled (by setoff or otherwise), except for the subordination provisions contained in the Indenture and the Debentures, will be paid by the liquidating trustee or agent or other person making such a payment or distribution directly to the holders of Senior Indebtedness of the Company or their representative to the extent necessary to make payment in full of all such Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution, to the holders of such Senior Indebtedness.

     No provision contained in the Indenture or the Debentures will affect the obligation of the Company, which is absolute and unconditional, to pay, when due, principal of, premium, if any, interest on, and Additional Amounts with respect to, the Debentures. The subordination provisions of the Indenture and the Debentures will not prevent the occurrence of any default or Event of Default or limit the rights of any holder of Debentures, subject to the four immediately preceding paragraphs, to pursue any other rights or remedies with respect to the Debentures.

     As a result of these subordination provisions, in the event of the liquidation, bankruptcy, reorgan ization, insolvency, receivership or similar proceeding or an assignment for the benefit of the creditors of the Company or any of its subsidiaries or a marshaling of assets or liabilities of the Company and its subsidiaries, holders of the Debentures may receive ratably less than other creditors.

DELIVERY AND FORM OF REGULATION S DEBENTURES

     The Debentures sold to the Managers pursuant to Regulation S (the "Regulation S Debentures") initially were issued in the form of a temporary global debenture (the "Regulatory S Global Security") in bearer form without coupons or conversion rights, which was deposited with The Chase Manhattan Bank, N.A., London office, as common depository for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system ("Euroclear") and Cedel Bank, societe anonyme ("Cedel"), for the accounts of the subscribers of the Regulation S Debentures on the Closing Date. Upon deposit of the Regulation S Global Security, Cedel or Euroclear, as the case may be, will credit each subscriber with a principal amount of Regulation S principal amount thereof for which it has subscribed and paid. The Regulation S Global Security is exchangeable, commencing on and after the Exchange Date, for definitive Debentures either (i) in bearer form in denominations of $1,000 and $10,000, each with interest coupons attached thereto representing the semi-annual interest payable thereon ("Bearer Debentures"), or (ii) in fully registered form, without coupons, in denominations of $1,000 and integral multiples thereof ("Registered Regulation S Debentures"). An exchange will be made only after certification that the beneficial owners of such Regulation S Debentures are not United States persons or other persons who have purchased such Regulation S Debentures for resale to United States persons. A beneficial owner must exchange its interest in the Regulation S Global Security for definitive Debentures before interest payments can be collected or conversion rights exercised.

     In compliance with United States federal income tax laws and regulations, Bearer Debentures may not be offered or sold during the 40-day period beginning on the Closing Date, or at any time if part of a Manager's unsold allotment, to a person who is within the United States or its possessions or to a United States person (as defined in the Code) other than (a) foreign financial institutions if such institutions agree in writing to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Code and the regulations thereunder, (b) exempt distributors (as defined in the Treasury Regulations) or
(c) United States offices of international organizations or foreign central banks. United States federal income tax laws and regulations also require that Bearer Debentures not be delivered within the United States. For a further description of restrictions on offers and sales in the United States or to United States persons, see "Notice to Investors."

     Bearer Debentures and interest coupons bear the following legend: Any United States person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 165(j) and 1287(a) of the United States Internal Revenue Code." The sections referred to in such legend provide that any United States person holding a Bearer Debenture or interest coupon, with certain limited exceptions, will not be entitled to deduct any loss incurred with respect to such Bearer Debenture or interest coupon and will not be entitled to any capital gain treatment with respect to any sale, redemption or other disposition of such Bearer Debenture or interest coupon but will be taxed thereon at ordinary income rates instead.

DELIVERY AND FORM OF RESTRICTED DEBENTURES

     The Managers sold a portion of the Debentures to certain institutions in the United States in reliance on exemptions from the registration requirements of the Securities Act. Those of such Debentures ("Rule 144A Debentures") that were sold to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) ("QIBs") are represented by a single global Debenture (the "Rule 144A Global Security"), which was deposited on the Closing Date with, or on behalf of, The Depository Trust Company (the "Depository") and registered in the name of Cede & Co., as nominee of the Depository (such nominee being referred to herein as the "Rule 144A Global Security Holder"). The Debentures represented by the Rule 144A Global Security are eligible for trading on PORTAL. Those of such Debentures ("Accredited Investor Debentures") that are sold to certain classes of "accredited investors" (as defined in Rule 501 under the Securities
Act) are in fully registered form and have been delivered to the Managers on behalf of such investors. The Rule 144A Global Security and the Accredited Investor Debentures were delivered for the accounts of the purchasers thereof on the Closing Date. The Rule 144A Debentures and the Accredited Investor Debentures are collectively referred to herein as the "Restricted Debentures."

     The Depository is a limited-purpose trust company that was created to hold securities for its participating organizations (collectively, the "Participants" or the "Depository's Participants") and to facilitate the clearance and settlement of transactions in such securities between Participants through electronic book-entry changes in accounts of its Participants. The Depository's Participants include securities brokers and dealers, banks and trust companies, clearing corporations and certain other organizations. Access to the Depository's system is also available to other entities such as banks, brokers, dealers and trust companies (collectively, the "Indirect Participants") or the "Depository's Indirect Participants") that clear through or maintain a custodial relationship with a Participants, either directly or indirectly. Persons who are not Participants may beneficially own securities held by or on behalf of the Depository only through the Depository's Participant or the Depository's Indirect Participants.

     So long as the Rule 144A Global Security Holder is the registered owner of the Rule 144A Debentures, the Rule 144A Global Security Holder will be considered the sole holder under the Indenture of the Rule 144A Debentures. Beneficial owners of Rule 144A Debentures are considered the owners or holders thereof under the Indenture for any purposes, including with respect to the giving of any directions, instructions or approvals to the Trustee. Neither the Company nor the Trustee have any responsibility or liability for any aspect of the records of the Depository or for maintaining, supervising or reviewing any records of the Depository relating to the Rule 144A Debentures.

     Payments in respect of the principal of, premium, if any, interest on, and Additional Amounts with respect to, Rule 144A Debentures registered in the name of the Rule 144A Global Security Holder on the applicable record date are payable by the Trustee to or at the direction of the Rule 144A Global Security Holder in its capacity as the registered holder under the Indenture. Under the terms of the Indenture, the Company and the Trustee may treat the persons in whose names the Rule 144A Debentures, including the Rule 144A Global Security, are registered as the owners thereof for the purpose of receiving such payments. Consequently, neither the Company nor the Trustee has or will have any responsibility or liability for the payment of such amounts to beneficial owners of Rule 144A Debentures. The Company believes, however, that it is currently the policy of the Depository immediately to credit the accounts of the relevant Participants with such payments, in amounts proportionate to their respective holdings of beneficial interests in the relevant security as shown on the records of the Depository. Payments by the Depository's Participants and the Depository's Indirect Participants to the beneficial owners of Debentures will be governed by standing instructions' and customary practice and will be the responsibility of the Depository's Participants or the Depository's Indirect Participants.

EXCHANGE AND TRANSFER

     At the option of the holder thereof and subject to the terms of the Debentures and of the Indenture, Bearer Debentures (provided that all related unmatured coupons are attached) are exchangeable for an equal aggregate principal amount of Registered Debentures in denominations of $1,000 and integral multiples thereof without coupons and/or Bearer Debentures of authorized denominations, and Registered Debentures are exchangeable for an equal aggregate principal amount of Registered Debentures of different authorized denominations, in each case without service charge (other than the cost of delivery) and upon payment of any taxes and other governmental charges. Registered Debentures are not exchangeable for Bearer Debentures. Registered Debentures shall be registered as provided in the Indenture. Title to Bearer Debentures will pass by delivery. The registered holder of a Registered Debenture will be treated by the Company, the Trustee and their respective agents for all purposes as the owner of such Registered Debenture.

     The transfer of Registered Debentures may be registered, and Registered Debentures may be presented in exchange for other Registered Debentures of different authorized denominations, at the office of the Trustee in The City of New York, without service charge (other than the cost of delivery) and upon payment of any taxes or other governmental charges. Registered Debentures may also be presented for purposes of transfer or such exchange, and Bearer Debentures may be presented in exchange for either Bearer Debentures or Registered Debentures, at the offices of the designated paying agents in London or Luxembourg, or such other paying agents outside the United States as may be specified in notices to the holders of Debentures in accordance with "___ Notices" below.

     The Company will not be required (a) to exchange Bearer Debentures for Registered Debentures during the period between the close of business on each March 1 or September 1 (an "Interest Record Date") and the opening of business on the next succeeding Interest Payment Date; (b) to exchange Bearer Debentures for Registered Debentures if, as a result, the Company would incur adverse consequences under United States federal income tax law at the time of exchange; or, (c) in the event of a redemption in part (i) to register the transfer of Registered Debentures or to exchange Bearer Debentures for Registered Debentures for a period of 15 days immediately preceding the date on which notice is given identifying the serial numbers of the Debentures called for such redemption,
(ii) to register the transfer or exchange of any such Registered Debenture, or portion thereof, called for redemption, or (iii) to exchange any Bearer Debenture called for redemption; provided, however, that a Bearer Debenture called for redemption may be exchanged for a Registered Debenture that is simultaneously surrendered, with written instruction for payment on the date fixed for redemption, unless the redemption date is after an Interest Record Date and on or before the next Interest Payment Date, in which case such exchange may only be made prior to the Interest Record Date immediately preceding the redemption date.

     Subject to certain conditions, any person having a beneficial interest in the Rule 144A Global Security may, upon request to the Trustee, exchange such beneficial interest for Registered Debentures in the form of certificated Debentures. Upon any such issuance, the Trustee is required to register such certificated Debentures in the name of, and cause the same to be delivered to, such person or persons (or the nominee of any thereof). All such certificated Debentures will be subject to the legend requirements described herein under "Notice to Investors." In addition, if (i) the Company notifies the Trustee in writing that the Depository is no longer willing or able to act as a depository and the Company has not appointed a qualified successor within 90 days or (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Registered Debentures in the form of certificated Debentures under the Indenture, then, upon surrender by the Rule 144A Global Security Holder of the Rule 144A Global Security, Registered Debentures in certificated form will be issued to each person that the Rule 144A Global Security Holder and the Depository identify as being the beneficial owner of the related Debentures.

     Neither the Company nor the Trustee will be liable for any delay by the Rule 144A Global Security Holder or the Depository in identifying the beneficial owners of Rule 144A Debentures, and the Company and the Trustee may conclusively rely on, and will be protected in relying on, instructions from the Rule 144A Global Security Holder or the Depository for all purposes.

     The Debentures may not be sold or otherwise transferred except in accordance with the provisions set forth under "Notice to Investors."

CONVERSION

     The Bearer and Registered Regulation S Debentures are convertible, at any time 40 days after the Closing Date and prior to redemption or maturity, at the holder's option, into shares of the Company's Common Stock initially at a conversion price of $18.60 per share (the "Conversion Price") which is equivalent to approximately 53.763 shares of Common Stock for each $1,000 principal amount of Debentures. The Restricted Debentures are convertible, at any time one year after the Closing Date and prior to redemption or maturity, at the holder's option, into shares of the Company's Common Stock at the Conversion Price, provided that Restricted Debentures may be converted prior to such time, upon the earlier of (i) the first date on which a registration statement with respect to such Restricted Debentures is declared effective by the U.S. Securities and Exchange Commission and (ii) the day after the first date on which (A) any person (or group of persons) announces that it is (or they are) commencing a tender offer for all or part of the Company's Common Stock, or (B) the Company makes a public announcement of a proposed Change of Control. The Conversion Price is subject to adjustment under certain conditions. The right to convert a Debenture called for redemption or delivered for repurchase will terminate at the close of business on the Business Day next preceding the redemption date or repurchase date for such Debenture.

     If after April 1, 1999 and prior to maturity, the closing price of the Company's Common Stock (determined as the last reported sales price, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sale price quoted on the Nasdaq Stock Market's National Market) exceeds an amount equal to 130% of the Conversion Price for at least 20 trading days within 30 consecutive trading days, the Company at its option may convert all (but not less than all) of the Debentures, together with interest accrued and unpaid thereon, into fully paid and nonassessable shares of Common Stock by giving the Trustee written notice of its election together with information and calculations supporting such election (the "Conversation Notice") no later than five business days after the 20th such day (the "Conversion Date").

     Promptly after (and in any event within five business days following) its receipt and verification of the Conversion Notice, the Trustee shall mail notice of the Company's election to each holder of a Debenture. Such notice shall, among things, state (i) that the Trustee has received the Conversion Notice and that, so long as the Company delivers a sufficient number of shares of Common Stock (and cash in lieu of fractional shares) to convert all outstanding Debentures and accrued and unpaid interest thereon at the Conversion Price in effect on the first business day following the Conversion Date by the 25th business day following the Conversion Date (the "Surrender Date"), all (but not less than all) Debentures shall be deemed to have been converted on the Conversion Date, (ii) the identity of the conversion agent for the conversion and the office or offices of such conversion agent at which Debentures may be surrendered for shares of Common Stock (and cash in lieu of fractional shares) and (iii) that upon surrender to such conversion agent of such holder's Debenture(s) and a duly completed notice of conversion in the form attached to such holder's Debenture(s), such holder shall receive its shares of Common Stock (and cash in lieu of fractional shares) resulting from the Company's election to convert all outstanding Debentures. See "__ Notices" below.

     So long as the Company delivers to the applicable conversion agent by the Surrender Date a sufficient number of shares of Common Stock (and cash in lieu of fractional shares) to convert all outstanding Debentures and accrued and unpaid interest thereon through the Surrender Date at the Conversion Price in effect on the Conversion Date, all (but not less than all) Debentures shall be deemed to have been converted on the Conversion Date and interest shall cease to accrue on the Debentures from and after the Surrender Date.

     The right of conversion attaching to any Debenture may be exercised by the holder thereof by delivering the Debenture at the specified office of a conversion agent (including such office in Luxembourg, as described under "__ Payments, Paying Agents and Conversion Agents" below), accompanied by a duly signed and completed notice of conversion, in substantially the form set forth in the Debentures. The conversion date shall be the date on which the Debenture and the duly signed and completed notice of conversion shall have been so delivered.

     A holder delivering a Debenture for conversion will not be required to pay any taxes or duties payable in respect of the issuance or delivery of Common Stock on conversion but will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issuance or delivery of the Common Stock in a name other than that of the holder of the Debenture. Certificates representing shares of Common Stock will not be issued or delivered unless all taxes and duties, if any, payable by such holder have been paid. Such certificates will be delivered to the address specified by such holder in its completed notice of conversion.

     Each Bearer Debenture delivered for conversion must be delivered with all related unmatured coupons. The holder thereof shall not be entitled to any payment of interest by the Company with respect to such unmatured coupons.

     The Company shall not be required to make any payment of interest in respect of any Registered Debenture that is converted at the option of the holder thereof on or prior to the Interest Payment Date for the relevant period. In the case of any Registered Debenture that has been converted at the option of the holder thereof after any Interest Record Date, but before the next Interest Payment Date, interest, the stated due date of which is on such Interest Payment Date, shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest shall be paid to the holder of such Registered Debenture who is a holder on such Interest Record Date. Any Registered Debenture so converted prior to such Interest Payment Date must be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Registered Debentures being surrendered for conversion.

     The Conversion Price will be subject to adjustment in certain events, including (a) dividends (and other distributions) payable in Common Stock on any class of capital stock of the Company, (b) the issuance to all holders of Common Stock of rights, options or warrants entitling them to subscribe for or purchase Common Stock (or securities convertible into Common Stock) at less than the then current market price (as determined in accordance with the Debentures) unless holders of Debentures are entitled to receive the same upon conversion, (c) subdivisions, combinations and reclassifications of Common Stock and (d) distributions to all holders of Common Stock of evidence of indebtedness of the Company or assets (including securities, but excluding those rights, options, warrants, dividends and distributions referred to above, dividends and distributions paid in cash out of the retained earnings of the Company and regular quarterly dividends consistent with past practice). In addition to the foregoing adjustments, the Company will be permitted to make such downward adjustments in the Conversion Price as it considers to be advisable in order that any event treated for United States federal income tax purposes as a dividend of stock or stock rights will not be taxable to the holders of the Common Stock. Adjustments in the Conversion Price of less than $0.25 will not be required, but any adjustment that would otherwise be required to be made will be taken into account in the computation of any subsequent adjustment. Fractional shares of Common Stock are not to be issued or delivered upon conversion, but, in lieu thereof, a cash adjustment will be paid based upon the then current market price of Common Stock. Subject to the foregoing, no payments or adjustments will be made upon conversion on account of accrued interest on the Debentures or for any dividends or distributions on any shares of Common Stock delivered upon such conversion. Notice of any adjustment of the Conversion Price will be given in the manner set forth herein under "__ Notices" below.

     Conversion Price adjustments or omissions in making such adjustments may, under certain circumstances, be deemed to be distributions that could be taxable as dividends under the Code to holders of Debentures or of Common Stock.

     If at any time the Company makes a distribution of property to its stockholders that would be taxable to such stockholders as a dividend for United States federal income tax purposes (e.g., distribution of evidences of indebtedness or assets of the Company, but generally not stock dividends or rights to subscribe for Common Stock) and, pursuant to the antidilution provisions of the Debentures, the Conversion Price of the Debentures is reduced, such reduction may be deemed to be the payment of a taxable dividend to holders of Debentures. Such a deemed dividend might be subject to 30% (or then applicable) United States withholding tax unless the holder is entitled to a reduction of the tax under a tax treaty.

     In the event that the Company should merge with another company, become a party to a consolidation or sell or transfer all or substantially all of its assets to another company, each Debenture then outstanding would, without the consent of any holder of Debenture, become convertible only into the kind and amount of securities, cash and other property receivable upon the merger, consolidation or transfer by a holder of the number of shares of Common Stock into which such Debenture might have been converted immediately prior to such merger, consolidation or transfer.

     The Company will use its reasonable best efforts to cause all registrations with, and to obtain any approvals by, any governmental authority under any federal or state law of the United States that may be required in connection with conversion of the Restricted Debentures into Common Stock and the resale thereof. If at any time during the period in which sales under Rule 144 are not available the registration statement described under "__ Marketability; Registration Rights" is not effective, shares of Common Stock issued upon conversion of Restricted Debentures ("Restricted Shares") may not be sold or otherwise transferred except in accordance with Rule 144A or Regulation S or pursuant to any other exemption from, or otherwise in a transaction not subject to, the registration requirements of the Securities Act and, if such registration statement under the Securities Act is not effective at the time of a conversion, the Restricted Shares will bear a legend to that effect. The Transfer Agent for the Common Stock will not be required to accept for registration of transfer any Restricted Shares, except upon presentation of satisfactory evidence that these restrictions on transfer have been complied with, all in accordance with such reasonable regulations as the Company may from time to time agree with the Transfer Agent.

REDEMPTION

     Unless previously redeemed, converted or purchased and canceled by the Company, the Debentures will mature on March 15, 2006 and shall be redeemed at their principal amount.

     Optional Redemption

     The Debentures may be redeemed, at the option of the Company, in whole or in part, at any time after April 1, 1999, at a redemption price equal to that percentage of their principal amount set forth below, together with accrued and unpaid interest to the date fixed for redemption and Additional Amounts, if any, that are due and payable upon notice as described below:


                                                               Redemption
               After April 1,                                     Price
               --------------                                 -----------------
               1999                                                 103%
               2000                                                 102%
               2001                                                 101%
               2002 and thereafter                                  100%

In the event of a partial redemption, the Debentures to be redeemed will be selected by the Trustee not more than 75 days before the date fixed for redemption, by such method as the Trustee shall deem fair and appropriate.

     The Debentures may also be redeemed upon the occurrence of a Change of Control, at the option of the Company, in whole but not in part, prior to April 1, 1999 at the redemption prices (expressed as percentages of the principal amount) set forth below, in each case, together with accrued and unpaid interest to the date fixed for redemption and Additional Amounts, if any, that are due and payable:

                                                           Redemption
               Redemption Date                               Price
               ---------------                           -----------------
               Closing Date to October 1, 1996               124.00%
               October 2, 1996 to April 1, 1997              120.50%
               April 2, 1997 to October 1, 1997              117.00%
               October 2, 1997 to April 1, 1998              113.50%
               April 2, 1998 to October 1, 1998              110.00%
               October 2, 1998 to April 1, 1999              106.50%

     If at any time, the Company shall determine that as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any amendments to, or change in, an official application or interpretation of such laws, regulations or rulings, which amendment or change is announced or becomes effective on or after the date of the commencement of the offering of the Debentures, the Company has or will become obligated to pay Additional Amounts on any Debentures or Coupons, as described below under "Payment of Additional Amounts," and such obligation cannot be avoided by the Company taking reasonable measures available to it then the Company may, at its election redeem such Debentures (as a whole but not in part) upon notice as described below; provided, however, that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts were a payment in respect of the Debentures then due; and provided further, that at the time such notice is given, such obligation to pay such Additional Amounts remains in effect. In case of any such redemption, the redemption price will be 100% of the principal amount of the Debentures, together in each case with accrued and unpaid interest to the date fixed for redemption and any Additional Amounts due and payable. The Company is required to deliver to the Trustee a certificate stating that the Company is entitled to effect such redemption and that the conditions precedent to the right of the Company to redeem the Debentures have occurred and an opinion of counsel stating that the legal conditions precedent to the right of the Company to effect such redemption have occurred.

     Mandatory Redemption

     Except as set forth in the next succeeding paragraph, the Company shall redeem the Bearer Debentures, in whole but not in part, at 100% of their principal amount, together with accrued and unpaid interest to the date fixed for redemption, less applicable withholding taxes, if any, plus an applicable Additional Amounts payable, in the event the Company determines that payment of principal, premium, if any, or interest on Bearer Debentures or related coupons outside the United States by the Company or any paying agent would under any present or future laws or regulations of the United States be subject to any certification, identification or information reporting requirement with regard to the nationality, residence or identity of the beneficial owner of such Bearer Debenture or coupon who is a Foreign Holder (as defined below) (other than such a requirement (a) that would not be applicable to a payment made by the Company or any one of its paying agents (i) directly to the beneficial owner or (ii) to any custodian, nominee or other agent of the beneficial owner or (b) that can be satisfied by the custodian, nominee or other agent certifying that the beneficial owner is a Foreign Holder, provided that in each case referred to in clauses (a) (ii) and (b), payment by such custodian, nominee or other agent of such beneficial owner is not otherwise subject to any such requirement). The Company shall make such determination on the basis of a written opinion of independent counsel and will notify the Trustee thereof as soon as practicable, stating in the notice the effective date of such requirement and the dates within which the redemption shall occur, and the Trustee shall give prompt notice thereof to the holders of the Debentures in accordance with "__ Notices" below. Such redemption of the Debentures must take place on a date, determined by the Company, upon at least 75 days' notice to the Trustee, not later than one year after the publication of the initial notice of the Company's determination of such requirement. The Company shall not so redeem the Bearer Debentures, however, if the Company, based on a written opinion of independent counsel, determines, not less than 30 days prior to the date fixed for redemption, that no such payment would be subject to any such requirement, in which case the Company shall notify the Trustee, which shall give prompt notice of that determination in accordance with "__ Notices" below and any earlier redemption notice shall thereupon be revoked and of no further effect.

     Notwithstanding the immediately preceding paragraph, if and so long as the certification, identification or information reporting requirement referred to in the preceding paragraph would be fully satisfied by payment of United States withholding, backup withholding or similar taxes, the Company may elect, prior to publication of the notice of redemption and in lieu of redemption of the Bearer Debentures, to pay as Additional Amounts (regardless of item (d) under "__Payment of Additional Amounts") such amounts as are necessary in order that every net payment made outside the United States by the Company or a paying agent of the principal of, premium, if any, and interest on a Bearer Debenture or related coupon to a holder thereof who is a Foreign Holder (without regard to such certification, identification or information reporting requirement), after deduction for United States withholding, backup withholding or similar taxes (other than a tax (a) that would not be applicable in the circumstances referred to in the parenthetical clause of the first sentence of the immediately preceding paragraph or (b) imposed as a result of the presentation of such Bearer Debenture or coupon for payment more than 15 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever occurs later), will not be less, than the amount provided in such Bearer Debenture or the related coupon to be then due and payable. If the Company elects to pay such Additional Amounts and as long as it is obligated to pay such Additional Amounts, the Company may subsequently redeem the Bearer Debentures, at any time, in whole but not in part, at 100% of their principal amount, plus accrued interest to the date fixed for redemption and Additional Amounts, if any.


     Except as set forth in the two preceding paragraphs and except as set forth under "__ Change of Control" below, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Debentures.

     Notices of Redemption

     Notice of intention to redeem Debentures will be given as described under "__ Notices" below. In the case of redemption of all Debentures, notice will be given once not more than 60 nor less than 30 days prior to the date fixed for redemption. In the case of a partial redemption, notice will be given twice, the first such notice to be given not more than 90 nor less than 45 days prior to the date fixed for redemption and the second such notice to be given not more than 45 nor less than 30 days prior to the date fixed for redemption.

     Notices of redemption will specify the date fixed for redemption, the applicable redemption price, the date on which the conversion privilege expires and, in the case of a partial redemption, the aggregate principal amount of Debentures to be redeemed and the aggregate principal amount of Debentures which will be outstanding after such partial redemption. In additional, the case of a partial redemption, the first notice will specify the last date on which exchanges or transfers of Debentures may be made pursuant to the provisions of "__ Exchange and Transfer" above and the second notice will specify the serial numbers of the Debentures and the portions thereof called for redemption.

     As used herein, "United States" means the United States of America (including the states and the District of Columbia), its territories and, its possessions. The term "Foreign Holder" means any person who, for United States federal income tax purposes, is (i) a foreign corporation, (ii) a foreign, partnership one or more of the members of which are, for United States federal income tax purposes, foreign corporations, non-resident alien individuals or non-resident alien fiduciaries of a foreign estate or trust, (iii) a non-resident alien individual or (iv) a non-resident alien fiduciary of a foreign estate or trust.

     In addition, the Company may at any time and from time to time repurchase the Debentures in the open market or in private transactions at prices it considers attractive. Debentures repurchased by the Company will be canceled.

CHANGE OF CONTROL

     Each holder of a Debenture will have the right, at such holder's option, to cause the Company to, purchase such Debenture, in whole but not in part, for a cash amount equal to 100% of the principal amount, together with accrued and unpaid interest to the repurchase date, if a Change of Control, (as defined herein) occurs or has occurred. Notice with respect to the occurrence of a Change of Control will be given as described under "__Notices" below and not later than 30 days after the date of the occurrence of such Change of Control. The date fixed for such purchase will be a date not less than 30 nor more than 60 days after notice of the occurrence of a Change of Control is given (except as otherwise required by law). To be purchased, a Debenture must be received with a duly executed written notice, substantially in the form provided on the reverse side of such Debenture, at the office of a paying agent (being a paying agent outside the United States in the case of Bearer Debentures) not later than the fifth day prior to the date fixed for such purchase. Each Bearer Debenture delivered for purchase must be delivered with all related unmatured coupons.
All Debentures purchased by the Company will be canceled. Holders of Debentures who have tendered a notice of purchase will be entitled to revoke their election by delivering a written notice of such revocation to a paying agent on or prior to the date fixed for such purchase. In addition, holders of Debentures will retain the right to require such Debentures to be converted into Common Stock (or other securities, property or cash payable in lieu thereof by reference to the adjustment price as provided under the adjustment provision, see "__ Conversion") prior to the purchase date, so long as notice to that effect, including, such holder's nontransferable receipt for the Debentures from a paying agent, is delivered to a paying agent on or prior to the close of business on the fifth day next preceding the applicable Redemption Date.

     The Indenture will provide that a "Change of Control" will be deemed to have occurred (i) upon any merger or consolidation of the Company with or into any person or any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of the Company, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction, any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not applicable) is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total voting power in the aggregate normally entitled to vote in the election of directors, managers, or trustees, as applicable, of the transferee or surviving entity, (ii) when any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total voting power in the aggregate normally entitled to vote in the election of directors of the Company, or (iii) when, during any period of 12 consecutive months after the Closing Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or, whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

     The phrase "all or substantially all" of the assets of the Company is likely to be interpreted by reference to applicable state law at the relevant time, and will be dependent on the facts and circumstances existing at such time. As a result, there may be a degree of uncertainty in ascertaining whether a sale or transfer of "all or substantially all" of the assets of the Company has occurred. For purposes of this definition, (i) the terms "person" and "group" shall have the meaning used for purposes of Rules 13d-3 and 13d-5 of the Exchange Act as in effect on the Closing Date, whether or not applicable; and
(ii) the term "beneficial owner" shall have the meaning used in Rules 13d-3 and 13d-.5 under the Exchange Act as in effect on the Closing Date, whether or not applicable, except that a "person" shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or upon the occurrence of certain events.

     The Change of Control provisions described above may make more difficult or discourage a takeover of the Company, and, thus, the removal of incumbent management. The Change of Control provisions will not prevent a leveraged buyout led by Company management, a recapitalization of the Company or change in a majority of the members of the Board of Directors which is approved by then-current Board of Directors and may not afford the holders of Debentures protection in the event of a highly leveraged transaction, reorganization, restructuring, merger, spin-off or similar transaction that may adversely affect such holders, if such transaction does not constitute a Change of Control as set for above.

     The Company is required to comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act which may then be applicable and is required to file a Schedule 13E-4 or any other schedule required thereunder in connection with any offer by the Company to purchase Debentures at the option of holders thereof upon a Change of Control. The Change of Control purchase feature is not, however, as of the date of this Offering Circular, the result of management's knowledge of any specific efforts to accumulate shares of Common Stock or to obtain control of the Company by means of a merger, tender offer, solicitation of proxies or consents or otherwise, or part of a plan to implement a series of anti-takeover measures.

     Certain of the Company's existing and future agreements relating to its indebtedness could prohibit the purchase by the Company of the Debentures pursuant to the exercise by a holder of Debentures of the foregoing option, depending on the financial circumstances of the Company at the time any such purchase may occur, because such purchase could cause a breach of certain covenants contained in contained in such agreements. Such a breach may constitute an event of default under such indebtedness as a result of which any repurchase could, absent a waiver, be blocked by the subordination provision of the Debentures. See "__ Subordination." Failure of the Company to repurchase the Debentures when required would result in an Event of Default with respect to the Debentures whether or not such repurchase is permitted by the subordination provisions.

PAYMENTS, PAYING AGENTS AND CONVERSION AGENTS

     Principal of, premium, if any, and interest on Bearer Debentures will be payable in United States dollars, subject to any applicable laws and regulations, at such paying agencies outside the United States, its territories and possessions as the Company may appoint from time to time and at which, at the option of the holder thereof, such payment will be made by United States dollar check drawn on a bank located in The City of New York, or (if arrangements satisfactory to the Trustee are made) by wire transfer to a United States dollar account maintained by the holder thereof at a bank outside the United States, its territories and possessions.

     No payment on any Bearer Debenture or coupon will be made at the corporate trust office of the Trustee or any other paying agency maintained by the Company in the United States, its territories and possessions, nor will any payment be made by transfer to an account in, or by mail to an address in, the United States, its territories or possessions. Notwithstanding the foregoing, payment of Bearer Debentures and coupons may be made at the office of the Trustee in The City of New York if payment at all paying agencies outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions.

     The principal of, premium, if any, and interest on Registered Debentures will be payable in United States dollars. Payments of such principal and premium, if any, will be made against surrender of Registered Debentures at the corporate trust office of the Trustee in The City of New York or, subject to any applicable laws and regulations, at the offices of the paying agents in London or Luxembourg (or such other paying agencies as may be specified in notices to the holders of Debentures in accordance with "__ Notices" below) by United States dollar check drawn on, or wire transfer to a United States dollar account maintained by the holder with, a bank located in The City of New York. Payments of any installment of interest on Registered Debentures will be made by a United States dollar check drawn on a bank in The City of New York mailed to the holder at such holder's registered address or (if arrangements satisfactory to the Company and the Trustee are made) by wire transfer to a dollar account maintained by the holder with a bank in The City of New York. Payment of such interest on any Interest Payment Date will be made to the person in whose name such Registered Debenture is registered at the close of business on the Interest Record Date prior to the relevant Interest Payment Date. Accrued interest payable on any Registered Debenture that is redeemed will be payable against surrender of such Registered Debenture in the manner described above with respect to payments of principal on Registered Debentures, except Registered Debentures that are redeemed on a date after the close of business on the Interest Record Date immediately preceding such Interest Payment Date and on or before the Interest Payment Date, on which interest will be paid to the holder of record on the Interest Record Date.

     The Debentures may be surrendered for conversion or exchange at the corporate trust office of the Trustee in The City of New York or, at the option of the holder and subject to applicable laws and regulations, at the office of any of the conversion agents.

     The Company has initially appointed the Trustee as paying agent and conversion agent. This appointment may be terminated at any time and additional or other paying and conversion agents may be appointed, provided that until the Debentures have been delivered for cancellation, or monies sufficient to pay the principal of and premium, if any, and interest on the Debentures have been made available for payment and either paid or returned to the Company as provided in the Indenture, a paying, conversion and transfer agent will be maintained (a) in The City of New York for the payment of the principal of and premium, if any, and interest on Registered Debentures only and for the surrender of Debentures for conversion and (b) in a European city that, so long as the Debentures are listed on the Luxembourg Stock Exchange, will be Luxembourg, for the payment of the principal of and premium, if any, and interest on

Debentures and for the surrender of Debentures for conversion, payment, redemption or transfer. Notice of any such termination or appointment and of any change in the office through which any paying, conversion, or transfer agent will act will be given in accordance with "__ Notices" below.

     Bearer Debentures should be presented for payment together with all related unmatured coupons, failing which the amount of any missing unmatured related coupon will be deducted from the sum due for payment. Each amount so deducted will be paid in the manner mentioned above against surrender of the relevant missing coupon.

     All monies paid by the Company to a paying agent for the payment of principal of, premium, if any, or interest on any Debenture that remain unclaimed at the end of two years after such principal, premium or interest shall have become due and payable will be repaid to the Company, and the holder of such Debenture or any related coupon will thereafter look only to the Company for payment thereof, provided, however, that payment of interest on a Bearer Debenture will be made only upon presentation of a coupon or upon making of any other proper demand for payment to the Company or a paying agent, if any, outside the United States or its territories and possessions.

PAYMENT OF ADDITIONAL AMOUNTS

     The Company will pay to the holder of any Debenture or any related coupon who is a Foreign Holder (as defined above) such additional amounts ("Additional Amounts") as may be necessary in order that every net payment of the principal of, interest on, or redemption price of, such Debenture, and any cash payments made in lieu of issuing shares of Common Stock upon conversion of a Debenture, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in such Debenture or in such coupon to be then due and payable; provided, however, that the foregoing obligations to pay Additional Amounts shall not apply to any one or more of the following:

          (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such holder (or between a fiduciary, settlor, beneficiary, member or stockholder of, or a person holding a power over, such holder, if such holder is an estate, trust, partnership or corporation) and the United States, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member, stockholder or person holding a power) being or having been a citizen or resident or treated as a resident thereof or being or having been engaged in a trade or business therein or being or having been present therein or having had a permanent establishment therein, (ii) such holder's present or former status as a personal holding company, foreign personal holding company, passive foreign investment company, foreign private foundation or other foreign tax-exempt entity, or controlled foreign corporation for United States federal income tax purposes or a corporation which accumulates earnings to avoid United States federal income tax, or (iii) such holder's status as a bank extending credit pursuant to a loan agreement entered into in the ordinary course of business;

          (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the holder of such Debenture or any related coupon for payment on a date more than 15 days after the date on which such payment became due and payable or on the date on which payment thereof is duly provided, whichever occurs later;

          (c) any estate, inheritance, gift, sales, transfer or personal or intangible property tax or any similar tax, assessment or other governmental charge;

          (d) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or present or former connection with the United States of the holder or beneficial owner of such Debenture or any related coupon if such compliance is required by statute, regulation or ruling of the United States or any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

          (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of and premium, if any, or interest on such Debenture;

          (f) any tax, assessment or other governmental charge imposed on interest received by a person holding, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote; or

          (g) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of, or premium, if any, or interest on any Debenture or interest on any coupon appertaining thereto if such payment can be made without such withholding by any other paying agent;

nor will Additional Amounts be paid with respect to payment of the principal of, premium, if any, or interest on any such Debenture (or cash in lieu of issuance of shares of Common Stock upon conversion) to a person other than the sole beneficial owner of such payment, or that is a partnership or a fiduciary to the extent such beneficial owner, member of such partnership or beneficiary or settlor with respect to such fiduciary would not have been entitled to the Additional Amounts had such beneficial owner, member, beneficiary or settlor been the holder of such Debenture or any related coupon.

EVENTS OF DEFAULT

     The Indenture will define an Event of Default with respect to the Debentures as any of the following events: (i) the failure by the Company to pay any installment of interest on, or Additional Amounts with respect to, the Debentures as and when the same becomes due and payable and the continuance of any such failure for a period of 30 days, (ii) the failure by the Company to pay all or any part of the principal of, or premium, if any, on the Debentures as and when the same becomes due and payable at maturity, redemption, by acceleration or otherwise, (iii) the failure of the Company to perform any conversion of Debentures required under the Indenture and the continuance of any such failure for a period of 60 days, (iv) the failure by the Company to observe or perform any other covenant or agreement contained in the Debentures or the Indenture and, subject to certain exceptions, the continuance of such failure for a period of 60 days after appropriate written notice is given to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Debentures outstanding, (v) certain events of bankruptcy, insolvency or reorganization in respect of the Company or any of its significant subsidiaries, (vi) a default in the payment of principal, premium or interest when due that extends beyond any stated period of grace applicable thereto or an acceleration for any other reason of the maturity of any Indebtedness of the Company or any of its significant subsidiaries with an aggregate principal amount in excess of $5 million, and (vii) final judgments not covered by insurance aggregating in excess of $2 million, at any one time rendered against the Company or any of its significant subsidiaries and not satisfied, stayed, bonded or discharged within 60 days.

     The Debentures will provide that if an Event of Default occurs and is continuing, then the Company will provide notice thereof to the Trustee within five business days after the Company becomes aware of such Event of Default, and the Trustee shall then notify the holders of Debentures thereof within 90 days after its receipt of notice from the Company. If an Event of Default occurs and is continuing, the Trustee or the holders of 25% in aggregate principal amount of the Debentures then outstanding may, by notice in writing to the Company (and to the Trustee, if given by the holders) (an "Acceleration Notice"), declare all principal and accrued interest thereon and Additional Amounts thereof, if any, to be due and payable immediately, whereupon such amounts shall, subject to the right of the holders of Senior Indebtedness, become immediately due and payable.

     Prior to the declaration of acceleration of the maturity of the Debentures, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may waive on behalf of all the holders any default, except a default in the payment of principal of, premium, if any, or interest on or Additional Amount with respect to any Debenture not yet cured, or a default with respect to any covenant or provision that cannot be modified or amended without the consent of the holder of each outstanding Debenture affected. Subject to the provisions of the Indenture relating to the duties of the Trustee, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request, order or direction of any of the holders, unless such holders have offered to the Trustee reasonable security or indemnity. Subject to all provisions of the Indenture and applicable law, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee.

LIMITATION ON MERGER, SALE OR CONSOLIDATION

     The Indenture will provide that the Company may not, directly or indirectly, consolidate with or merge with or into another person or sell, lease, convey or transfer all or substantially all of its assets (computed on a consolidated basis), whether in a single transaction or a series of related transactions, to another person or group of affiliated persons, unless (i) either (a) the Company is the surviving entity or (b) the resulting, surviving or transferee entity is a corporation organized under the laws of the United States, any state thereof or the District of Columbia and expressly assumes by written agreement all of the obligations of the Company in connection with the Debentures and the Indenture; and (ii) no default or Event of Default shall exist or shall occur immediately after giving effect on a pro forma basis to such transaction.

     Upon any consolidation or merger or any transfer of all or substantially all of the assets of the Company in accordance with the foregoing, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the Company will be released from its obligations under the Indenture and the Debentures, except as to any obligations that arise from or as a result of such transaction.

AMENDMENTS AND SUPPLEMENTS

     Modifications and amendments to the Indenture or to the terms and conditions of the Debentures may be made and future compliance with or any past default by the Company under any of the provisions thereof may be waived, or any acceleration thereunder annulled, with the consent of the holders of not less than a majority in aggregate principal amount of the Debentures, at the time outstanding (excluding for purposes of such calculation the aggregate principal amount of Debentures held by the Company or any of its subsidiaries) or by the adoption of a resolution, at a meeting of holders of the Debentures at which a quorum (as defined below) is present and acting throughout, by not less than a majority in aggregate principal amount of the Debentures present or represented at such meeting (excluding for purposes of such calculation the aggregate principal amount of Debentures held by the Company or any of its subsidiaries); provided, however, that the amount approving such resolution is not less than 25% of the aggregate principal amount of the Debentures then outstanding (excluding for purposes of such calculation the aggregate principal amount of Debentures held by the Company or any of its subsidiaries); and provided further that no such modification or amendment to the terms and conditions of the Debentures may, without the consent or the affirmative vote of the holder of each Debenture affected thereby may: (a) waive a default in the payment of principal of, premium, if any, or interest on or Additional Amount with respect to any Debenture; (b) change the stated maturity of the principal or premium, if any, or any installment interest on any Debenture; (c) reduce the principal amount of or the rate (or extend the time for payment) of interest on or any premium payable upon redemption of or Additional Amounts payable with respect to any such Debenture; (d) change the obligation of the Company to pay Additional Amounts as described above (except as otherwise permitted by the Debentures or the Indenture); (e) change the coin or currency in which any Debenture or interest thereon is payable; (f) adversely affect the right to cause the Company to redeem or the right to convert any such Debenture; (g) modify the obligations of the Company to maintain an office or agency in The City of New York and outside the United States for payment of the Debentures; (h) modify the subordination provisions of the Debenture in a manner adverse to the holders of Debentures; or (i) reduce the requirements under the Indenture for quorum or voting, or reduce the percentage in principal amount of the outstanding Debentures the consent of whose holders is required for any amendment or modification of the Indenture or the terms and conditions of the Debentures or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or the Debentures or certain defaults thereunder and their consequences) provided for in the Debentures. The quorum at any meeting called to adopt a resolution will be the persons holding or representing a majority in aggregate principal amount of the Debentures at the time outstanding (excluding for purposes of such calculation the aggregate principal amount of Debentures held by the Company or any of its subsidiaries) and the quorum at any adjourned meeting will be persons holding or representing 25% in aggregate principal amount of the Debentures at the time outstanding (excluding for purposes of such calculation the aggregate principal amount of Debentures held by the Company or any of its subsidiaries).

     Any instrument given by or on behalf of any holder of a Debenture in connection with any consent to any such modification, amendment or waiver will be irrevocable once given and will be conclusive and binding on all subsequent holders of such Debenture and related coupons. Any modifications, amendments or waivers to the Indenture or to the terms and conditions of the Debentures will be conclusive and binding on all holders of Debentures and related coupons, whether or not they have given such consent or were present at any meeting, and on holders of Debentures and related coupons, whether or not notation of such modifications, amendments or waivers is made upon the Debentures or related coupons.

GOVERNING LAW

     The Debentures, the related coupons and the Indenture will be governed by and construed in accordance with the laws of the State of New York, United States, without giving effect to its conflicts of law rules.

MARKETABILITY; REGISTRATION RIGHTS

     At present there is no public market for the Restricted Debentures. The Restricted Debentures are being sold pursuant to exemptions from registration under the Securities Act.

     The Company and the Managers entered into the Registration Rights Agreement on the Closing Date.

     Pursuant to the Registration Rights Agreement, the Company filed with the Commission a shelf registration statement on Form S-3 (the "Shelf Registration Statement"), to cover resales of Transfer Restricted Securities (as defined) by the holders thereof who satisfy certain conditions relating to the provision of information in connection with the Shelf Registration Statement. The Shelf Registration Statement was declared effective by the Commission on September 20, 1996. For purposes of the foregoing, "Transfer Restricted Securities" means each Restricted Debenture and share of Common Stock issued upon conversion thereof until the date on which such Restricted Debenture or share of Common has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or the date on which such Restricted Debenture or share of Common Stock is distributed to the public pursuant to Rule 144, under the Securities Act or is salable pursuant to Rule 144(k) under the Securities Act (or any similar provisions then in force).

     The Shelf Registration Statement will remain effective until the earlier of three years following the Closing Date or until the Shelf Registration Statement is no longer required for transfer of the Transfer Restricted Securities; however, there can be no assurance that the Company will be able to maintain an effective and current registration statement as required. The absence of such a registration statement may limit the holder's ability to sell such Restricted Shares or adversely affect the price at which such Restricted Shares can be sold.

CERTAIN DEFINITIONS

     "Business Day" or "business day" means, with respect to any act to be performed pursuant to the Indenture or the terms of the Debentures, each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the place where such act is to occur are authorized or obligated by applicable law, regulation or executive order to close; provided however, if any such action is to be taken on a day that is not a Business Day such action shall be taken on the next succeeding Business Day.

     "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase (other than convertible or exchangeable indebtedness), warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

     "Designated Senior Indebtedness " means (i) the Indebtedness outstanding under the Company's financing agreement with The CIT Group/Credit Business, Inc. and (ii) any other Senior Indebtedness having a principal amount of at least $5,000,000 that is designated as "Designated Senior Indebtedness" by written notice from the Company to the Trustee.

     "Disqualified Capital Stock" means (a) except as set forth in clause (b) below, with respect to any person, Capital Stock of such person that, by its terms or by the terms of any security into which it is convertible, exercisable or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased (including at the option of the holder thereof) by such person or any of its subsidiaries, in whole or in part, on or prior to the Stated Maturity of the Debentures and (b) with respect to any subsidiary of such person (including with respect to any subsidiary of the Company), any Capital Stock other than any common stock with no preference, privileges, or redemption or repayment provisions.

     "Indebtedness" of any person means, without duplication, (a) all liabilities and obligations, contingent or otherwise, of any such person, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services, except such as would constitute trade payables to trade creditors in the ordinary course of business, (iv) evidenced by bankers acceptances or similar instruments issued or accepted by banks, (v) for the payment of money relating to a capitalized lease obligation, or (vi) evidenced by a letter of credit or a reimbursement obligation of such person with respect to any letter of credit;
(b) all net obligations of such person under interest swap and hedging obligations; (c) all liabilities of others of the kind described in the preceding clauses (a) or (b) that such person has guaranteed or that is otherwise its legal liability and all obligations to purchase, redeem or acquire any Capital Stock; and (d) any and all deferrals, renewals, extensions, refinancings and refundings, (whether direct or indirect) of any liability of the kind described in any of the preceding clauses (a), (b) or (c), or this clause (d), whether or not between or among the same parties.

     "Junior Securities" of any person means any Qualified Capital Stock and any Indebtedness of such person that is (i) subordinated in right of payment to the Debentures and has no scheduled installment of principal due, by redemption, sinking fund payment or otherwise, on or prior to the Stated Maturity of the Debentures and (ii) subordinated in right of payment to all Senior Indebtedness at least to the same extent as the Debentures.

     "Obligations" means any principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Senior Indebtedness.

     "Qualified Capital Stock" means any Capital Stock of the Company that is not Disqualified Capital Stock.

     "Senior Indebtedness" of the Company means any Indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company, unless the instrument creating or evidencing such Indebtedness provides that such Indebtedness is not senior or superior, in right of payment, to the Debentures or to other Indebtedness which is pari passu with, or subordinated to, the Debentures. In no event shall Senior Indebtedness include (a) indebtedness of the Company owed or owing to any subsidiary of the Company or any officer, director or employee of the Company or any subsidiary thereof; (b) any liability for taxes owed or owing by the Company; or (c) trade payables to trade creditors of the Company in the ordinary course of business.

     "Stated Maturity" when used with respect to any Debenture, means March 15, 2006.

--------------------------------------------------------------------------------

                         APPLIED MAGNETICS CORPORATION

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Applied Magnetics Corporation, a Delaware corporation (the "Company"), hereby appoints Craig D. Crisman and Peter T. Altavilla, and each of them, with full power of substitution, as proxy for the undersigned to vote and otherwise represent all the shares registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on Friday, February 6, 1998 at 4:00 p.m., 75 Robin Hill Road, Goleta, California, 93117, and any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner as further described in the accompanying Proxy Statement.

     Either of such proxies and attorneys-in-fact, or their substitutes, as shall be present and shall act at said meeting or any adjournment thereof shall have and may exercise all the powers of said proxies and attorneys-in-fact thereunder.

     The undersigned acknowledge receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement and the Company's 1997 Annual Report to Stockholders.

     The shares represented by the proxy will be voted in accordance with the specification made. If no specification is made, the Shares represented by this proxy will be voted for each of the nominees and proposals.

     The proxies are authorized to vote and otherwise represent the shares of the undersigned on any other matters which may properly come before the meeting or any adjournment, according to their decision and in their discretion.

     PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN IN THE ACCOMPANYING
ENVELOPE.

                          (CONTINUED ON REVERSE SIDE)

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

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                                                                 [X] Please mark
                                                                     your votes
                                                                       as this


The Board of Directors unanimously recommends a vote "FOR" Proposals 1, 2, 3, 4, 5 and 6:

1. ELECTION OF DIRECTORS
NOMINEES: Craig D. Crisman,
Herbert M. Dwight, Jr., Harold R. Frank,
Jerry E. Goldress and
Dr. R.C. Mercure, Jr.

                      FOR the nominees listed                    WITHHOLD
                      (except as indicated to the            AUTHORITY to vote
                           contrary):                         for ALL nominees
                                                                   listed:
                              [_]                                   [_]


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


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2. Approval of the
amendment of the                     FOR      AGAINST      ABSTAIN
Company's 1994 Employee              [_]        [_]          [_]
Stock Option Plan to
increase the number of
shares of Common Stock
reserved for the issuance
thereunder from 3,250,000 to
5,350,000.


3. Approval of the amendment         FOR      AGAINST      ABSTAIN
of the Company's 1994 Non-           [_]        [_]          [_]
Employee Directors' Stock
Option Plan to increase the
number of shares of Common
Stock reserved for issuance
thereunder from 150,000
to 300,000.

4. To approve an amendment           FOR      AGAINST      ABSTAIN
to the Company's Certificate         [_]        [_]          [_]
of Incorporation, to increase
the number of shares of
Common Stock authorized for
issuance from 40,000,000 to
80,000,000.

5. To approve and ratify the         FOR      AGAINST      ABSTAIN
financing transaction described      [_]        [_]          [_]
in the accompanying Proxy
Statement.

6. To ratify the appointment of      FOR      AGAINST      ABSTAIN
Arthur Andersen LLP,                 [_]        [_]          [_]
independent certified public
accountants, as auditors for
the Company for the fiscal
year ending October 3, 1998.




I plan to attend the meeting. [_]

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR
EACH OF THE NOMINEES FOR DIRECTOR AND FOR EACH OF THE
PROPOSALS SET FORTH ABOVE.

PLEASE MARK INSIDE BLUE BOXES SO THAT DATA PROCESSING
EQUIPMENT WILL RECORD YOUR VOTES.

Dated: ____________________________________________, 1998

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Signature(s)

Please date and sign exactly as your name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporate name and title by duly authorized officer. Executors, trustees, guardians and the like should give full title as such.

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